SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

                                (AMENDMENT NO. 2)

Filed by the Registrant /X/

Filed by a Party Other than the Registrant / /

Check the appropriate box:

/ /   Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /   Definitive Proxy Statement

/ /   Definitive Additional Materials

/X/   Soliciting Material Pursuant to ss. 240.14a-12

                            Z-TEL TECHNOLOGIES, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check the appropriate box):

/X/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

         (5) Total fee paid:

--------------------------------------------------------------------------------

/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

             -------------------------------------------------------------------

         (2) Form, Schedule or Registration No.:

             -------------------------------------------------------------------

         (3) Filing Party:

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         (4) Date Filed:

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

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                 AMENDMENT NO. 1
                                       TO
                                   SCHEDULE TO

        TENDER OFFER STATEMENT UNDER SECTION 14(D)(1) OR SECTION 13(E)(1)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            Z-TEL TECHNOLOGIES, INC.
                            (Name of Subject Company)


                            Z-TEL TECHNOLOGIES, INC.
                             (Name of Filing Person)


                      Series D Convertible Preferred Stock,
                  8% Convertible Preferred Stock, Series E, and
           12% Junior Redeemable Convertible Preferred Stock, Series G
                         (Title of Class of Securities)


                                       N/A
                      (CUSIP Number of Class of Securities)


                             Andrew L. Graham, Esq.
                                Corporate Counsel
                            Z-Tel Technologies, Inc.
                  601 South Harbour Island Boulevard, Suite 220
                              Tampa, Florida 33602
                                 (813) 273-6261
                  (Name, Address and Telephone Number of Person
  Authorized to Receive Notices and Communications on Behalf of Filing Person)


                                 With a copy to:

                              Gary A. Brooks, Esq.
                           Cahill Gordon & Reindel LLP
                                 80 Pine Street
                            New York, New York 10005
                                 (212) 701-3000

                            CALCULATION OF FILING FEE

------------------------------------------------------------------------------
        Transaction Valuation                 Amount of Filing Fee
------------------------------------------------------------------------------

            $115,142,180*                          $14,589**

------------------------------------------------------------------------------

* Estimated solely for the purpose of calculating the registration fee and based on the product of (a) the average of the high and low prices of the Company's common stock as reported on the Nasdaq SmallCap Market on September 28, 2004 ($0.49) and (b) the maximum number shares of common stock, assuming all outstanding shares of preferred stock are tendered and accepted, to be issued in the exchange offer (234,984,041 shares).

** The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934 and equals $126.70 for each $1,000,000 of the value of the transaction.

|X| Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.


Amount Previous Paid:  $23,029                                     Filing Party:  Z-Tel Technologies, Inc.
Form or Registration No.: Schedule TO (File No. 005-57653)         Date Filed:  September 30, 2004


|_| Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

      |_|   third-party tender offer subject to Rule 14d-1.
      |X|   issuer tender offer subject to Rule 13e-4.
      |_|   going-private transaction subject to Rule 13e-3.
      [ ]   amendment to Schedule 13D under Rule 13d-2.

Check the following box if the filing is a final amendment reporting the results of the tender offer: [ ]

     This Amendment No. 1 to the Tender Offer Statement on Schedule TO ("Schedule TO") amends and supplements the Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission on September 30, 2004 by Z-Tel Technologies, Inc., a Delaware corporation (the "Company"), and relates to an offer by the Company to exchange (the "Exchange Offer") shares of its common stock for shares of its outstanding series of preferred stock as set forth herein on the terms and subject to the conditions described in the offer to exchange (as amended, the "Offer to Exchange"). The terms and conditions of the Exchange Offer are set forth in the Offer to Exchange and the accompanying Letter of Transmittal, which are exhibits (a)(1)(A) and (a)(1)(B) hereto.

     The information set forth in the Offer to Exchange, including the exhibits thereto, the accompanying Letter of Transmittal and the Preliminary Proxy Statement, is hereby expressly incorporated herein by reference in response to all items required in this Schedule TO.

Item 1. Summary Term Sheet.

     See the section of the Offer to Exchange, dated October 21, 2004, attached hereto as Exhibit (a)(1)(A) (the "Offer to Exchange"), captioned "Summary."

Item 2. Subject Company Information.

     (a) The name of the Company to which this Schedule TO relates is Z-Tel Technologies, Inc., a company organized under the laws of the State of Delaware (the "Company"). The address of the principal office of the Company is 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602 and its telephone number is (813) 273-6261.

     (b) The titles of the classes of equity securities to which this Schedule TO relates are:

          i. Series D Convertible Preferred Stock (the "Series D Preferred Stock"),

          ii. 8% Convertible Preferred Stock, Series E (the "Series E Preferred Stock"), and

          iii. 12% Junior Redeemable Convertible Preferred Stock, Series G (the "Series G Preferred Stock").

     As of September 27, 2004, there were 3,976,723 shares of Series D Preferred Stock, 4,166,667 shares of Series E Preferred Stock, and 171.214286 shares of Series G Preferred Stock outstanding.

     (c) See the section of the Offer to Exchange captioned "Market for Common Stock and Preferred Stock."

Item 3. Identity and Background of Filing Person.

     (a) This Schedule TO is being filed by Z-Tel Technologies, Inc. The address of the Company's principal office is 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602 and its telephone number is (813) 273-6261. For the executive officers and directors of the Company, see the section of the Offer to Exchange captioned "Management." The business address and telephone numbers of each executive officer and director are the same as are listed above for the Company.

Item 4. Terms of the Transaction.

     (a) See the sections of the Offer to Exchange captioned "Summary," "Risk Factors," "The Offer to Exchange," "Description of Our Preferred Stock," "Description of Our Common Stock," "Material United States Federal Income Tax Consequences," and "Certain Securities Laws Considerations."

     (b) See the section of the Offer to Exchange captioned "Interests of Directors and Officers."

Item 5. Past Contacts, Transactions, Negotiations and Agreements.

     (a) See the section of the Offer to Exchange captioned "Agreements Involving Our Securities."

Item 6. Purposes of the Transaction and Plans or Proposals.

     (a) See the sections of the Offer to Exchange captioned "Summary" and "Reasons for the Offer to Exchange."

     (b) See the section of the Offer to Exchange captioned "Use of Proceeds."

     (c) See the sections of the Offer to Exchange captioned "Summary," "Reasons for the Offer to Exchange," "Risk Factors," "Business Overview," and "Use of Proceeds."

Item 7. Source and Amount of Funds or Other Consideration.

     (a) See the sections of the Offer to Exchange captioned "Summary" and "The Offer to Exchange."

     (b) See the section of the Offer to Exchange captioned "The Offer to Exchange-Conditions."

     (d) Not Applicable.

Item 8. Interest in Securities of the Subject Company.

     (a) See the sections of the Offer to Exchange captioned "Interests of Directors and Officers" and "Security Ownership."

     (b) See the sections of the Offer to Exchange captioned "Interests of Directors and Officers" and "Security Ownership of Certain Beneficial Owners and Management."

Item 9. Persons/Assets Retained, Employed, Compensated or Used.

     (a) See the section of the Offer to Exchange captioned "Fees and Expenses."

Item 10. Financial Statements.

     (a) Incorporated by reference from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003; Quarterly Report on Form 10-Q for the quarter ended March 31, 2004; and Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.

     (b) See the section of the Offer to Exchange captioned "Financial Information."

Item 11. Additional Information.

     (a) See the sections of the Offer to Exchange captioned "Interest of Directors and Officers," "Agreements Involving our Securities" and "Certain Legal Matters; Regulatory Approvals."

     (b) Not applicable.

Item 12. Exhibits.

Exhibit No.          Description
-----------          -----------

(a)(1)(A) Amended Offer to Exchange, dated October 21, 2004.

(a)(1)(B) Form of Letter of Transmittal, dated October 21, 2004, relating to the Amended Offer to Exchange.

(a)(2) Preliminary Proxy Statement, filed with the Securities and Exchange Commission on October 21, 2004.

Item 13. Information Required by Schedule 13E-3.

     Not applicable.

                                    SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                               Z-TEL TECHNOLOGIES, INC.


                               By: /s/ Horace J. Davis, III
                                   ----------------------------------
                                   Name:    Horace J. Davis, III
                                   Title:   Acting Chief Executive Officer

Dated:  October 21, 2004

                                                               Exhibit (a)(1)(A)

                            Z-TEL TECHNOLOGIES, INC.

                            AMENDED OFFER TO EXCHANGE
                                    SHARES OF
                      SERIES D CONVERTIBLE PREFERRED STOCK,
                  8% CONVERTIBLE PREFERRED STOCK, SERIES E, AND
          12% JUNIOR REDEEMABLE CONVERTIBLE PREFERRED STOCK, SERIES G,
                           FOR SHARES OF COMMON STOCK

                  ____________________________________________

          THIS AMENDED OFFER TO EXCHANGE WILL EXPIRE AT 5:00 P.M., NEW
     YORK CITY TIME, ON TUESDAY, NOVEMBER 23, 2004, UNLESS EXTENDED PURSUANT
        TO THE TERMS HEREOF (THE "EXPIRATION DATE"). HOLDERS OF SHARES OF
       PREFERRED STOCK MUST VALIDLY TENDER THOSE SHARES ON OR PRIOR TO THE
      EXPIRATION DATE IN ORDER TO BE ELIGIBLE TO RECEIVE THE EXCHANGE OFFER
                                 CONSIDERATION.

                   ___________________________________________

     We are offering you the opportunity to voluntarily exchange any or all of your shares of our outstanding preferred stock as follows (subject in each case to the impact of any reverse stock split):

     o for shares of our Series D Convertible Preferred Stock (the "Series D Preferred Stock"), which as of September 27, 2004 have a liquidation preference (representing original investment plus accrued and unpaid dividends) of $16.55 per share and conversion price of $8.47 per share, to exchange 25.69030 shares of our common stock, par value $0.01 per share (the "Common Stock"), for each share of our Series D Preferred Stock (representing an exchange price of approximately $0.644 per share);

     o for shares of our 8% Convertible Preferred Stock, Series E (the "Series E Preferred Stock"), which as of September 27, 2004 have a liquidation preference of $16.26 per share and conversion price of $8.08 per share, to exchange 25.24216 shares of our Common Stock for each share of our Series E Preferred Stock (representing an exchange price of approximately $0.644 per share); and

     o for shares of our 12% Junior Redeemable Convertible Preferred Stock, Series G (the "Series G Preferred Stock" and, together with the Series D Preferred Stock and the Series E Preferred Stock, the "Preferred Stock"), which as of September 27, 2004 have a liquidation preference of $144,975.90 per share and conversion price of $1.28 per share, to exchange 161,469.4 shares of our Common Stock for each share of our Series G Preferred Stock (representing an exchange price of approximately $0.898 per share).

     On October 20, 2004, the closing price for the Common Stock on the Nasdaq SmallCap Market was $0.39 per share.

     We intend to call a special meeting (the "Special Meeting") of our stockholders to be held on November 19, 2004 to approve consummation of this offer to exchange, as amended (the "Exchange Offer") and certain related matters. We expect to promptly commence a proxy solicitation of our stockholders, including holders of Preferred Stock, by means of a separate proxy statement in connection the Special Meeting. At the special meeting we will ask our stockholders to, among other things, (1) approve consummation of this Exchange Offer, (2) amend the terms of the Series D Preferred Stock to remove certain restrictive provisions provided for in the certificate of designation governing the Series D Preferred Stock, (3) amend our charter to terminate the certificate of designation governing the Series D Preferred Stock if all of the outstanding Series D Preferred Stock is tendered for exchange in this Exchange Offer, (4) amend our charter to terminate the certificate of designation governing the Series E Preferred Stock, (5) amend the terms of the Series G Preferred Stock to remove certain restrictive provisions provided for in the certificate of designation governing the Series G Preferred Stock, (6) amend our charter to terminate the certificate of designation governing the Series G Preferred Stock if all of the outstanding Series G Preferred Stock is tendered for exchange in this Exchange Offer, (7) authorize our board of directors to adopt one of several reverse stock split proposals with respect to the Common Stock, within their discretion, and (8) approve a new management equity incentive plan and the reservation of shares of Common Stock for issuance thereunder (collectively, the "Special Meeting Matters"). We intend to file a press release immediately following the Special Meeting to advise our stockholders of the result of the votes on the Special Meeting Matters. If we decide to postpone the Special Meeting and proceed with the Exchange Offer, we will extend the Exchange Offer to the close of business on the fifth business day following the Special Meeting date.

     CONSUMMATION OF THE EXCHANGE OFFER IS CONDITIONED UPON THE APPROVAL BY OUR STOCKHOLDERS OF THE SPECIAL MEETING MATTERS AND UPON THE TENDER BY THE 1818 FUND III, L.P. ("THE 1818 FUND") OF ALL PREFERRED STOCK THAT IT OWNS (AND THE ACCEPTANCE BY US OF SUCH SHARES) IN THE EXCHANGE OFFER. REPRESENTATIVES OF THE 1818 FUND HAVE INDICATED THAT THEY INTEND TO TENDER ALL OF THE 1818 FUND'S SHARES OF PREFERRED STOCK IN THE OFFER IF SUBSTANTIALLY ALL OF THE SHARES OF PREFERRED STOCK OWNED BY OTHER HOLDERS ARE TENDERED IN THE OFFER. CONSUMMATION OF THE EXCHANGE OFFER IS ALSO SUBJECT TO THE OTHER CONDITIONS DESCRIBED HEREIN.

     We will announce, by means of a press release, the amount of each series of Preferred Stock tendered as of the close of business (1) on the second business day preceding the date of the Special Meeting and (2) on the second business day prior to expiration of the Exchange Offer. We will also announce, by means of a press release, when The 1818 Fund has tendered its shares of Preferred Stock. If necessary, we will extend the Exchange Offer to the close of business on the fifth business day following the date upon which The 1818 Fund tenders its shares of Preferred Stock.

     We will accept shares of Preferred Stock ("Preferred Shares") validly tendered for exchange and not withdrawn as of the Expiration Date, upon the terms and conditions set forth herein and in the Letter of Transmittal (the "Letter of Transmittal") attached hereto as Exhibit A. This Offer to Exchange and the Letter of Transmittal together constitute the "Offer."

     THE ACTUAL NUMBER OF SHARES OF COMMON STOCK TO BE ISSUED IN EXCHANGE FOR THE PREFERRED STOCK TENDERED IN THE EXCHANGE OFFER WILL AUTOMATICALLY BE ADJUSTED BY A REVERSE STOCK SPLIT TO BE EFFECTED PRIOR TO THE CONSUMMATION OF THE EXCHANGE OFFER. FOR ADDITIONAL INFORMATION ON THE REVERSE STOCK SPLIT, SEE "THE OFFER TO EXCHANGE--NUMBER OF SHARES."

     See "Risk Factors" beginning on page 9 and "Material United States Federal Income Tax Consequences" beginning on page 40 for a discussion of certain factors that you should consider in connection with the Offer.

     You may direct questions and requests for assistance or additional copies of this Offer to Exchange, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related documents to Andrew L. Graham, the Exchange and Information Agent, at the address and telephone numbers set forth on the last printed page of this Offer to Exchange.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved this transaction or determined if this document is accurate or complete.

     We are not, and our Board of Directors, our employees and the Exchange and Information Agent are not, making any recommendation to you as to whether you should tender or refrain from tendering your Preferred Shares. You must make the decision whether to tender your Preferred Shares and, if so, how many Preferred Shares to tender.

         THE DATE OF THIS AMENDED OFFER TO EXCHANGE IS OCTOBER 21, 2004.

                    IMPORTANT INFORMATION REGARDING THE OFFER

     We are making this Offer in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the "Securities Act"). We are not aware of any jurisdiction where making the Offer to Exchange is not in compliance with applicable law. If we become aware that the Offer to Exchange is not in compliance with any jurisdiction's applicable law, we will make a good faith effort to comply with such law. If with our good faith efforts, we cannot comply with such law, the Offer to Exchange will not be made to (nor will tenders be accepted from or on behalf of) the holders of Preferred Shares residing in such jurisdiction.

     You should rely only on the information incorporated by reference or provided in this Offer to Exchange. We have not authorized anyone to provide you with different information or to solicit or seek tenders of Preferred Stock pursuant to the Offer. You should not assume that the information in this Offer to Exchange or any supplement is accurate as of any date other than the date on the cover of this Offer to Exchange.

     As described on the cover of this Exchange Offer, we expect to commence a proxy solicitation providing for, among other things, alternative reverse stock splits of our Common Stock. The information included in and incorporated by reference into this Offer to Exchange does not give effect to any such reverse stock split. For additional information on the reverse stock split, see "The Offer to Exchange--Number of Shares."

     The contents of this Offer to Exchange should not be construed as legal, business or tax advice. You should consult your own attorney, business advisor and tax advisor as to such matters.

                      CAUTION AS TO UNAUTHORIZED STATEMENTS

     WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY RECOMMENDATION ON OUR BEHALF AS TO WHETHER YOU SHOULD TENDER OR REFRAIN FROM TENDERING PREFERRED SHARES UNDER THE OFFER TO EXCHANGE. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION, TO MAKE ANY REPRESENTATION OR TO SOLICIT ANY TENDERS IN CONNECTION WITH THE OFFER TO EXCHANGE OTHER THAN WHAT IS CONTAINED IN THIS OFFER TO EXCHANGE OR IN THE LETTER OF TRANSMITTAL.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Summary.......................................................................1
Reasons for the Offer to Exchange.............................................5
Business Overview.............................................................6
Financial Information.........................................................6
Risk Factors..................................................................9
Special Factors Relating to the Offer to Exchange............................20
Management...................................................................22
Use of Proceeds..............................................................23
The Offer to Exchange........................................................23
Description of Our Preferred Stock...........................................32
Description of Our Common Stock..............................................39
Market for Common Stock and Preferred Stock..................................39
Material United States Federal Income Tax Consequences.......................41
Certain Securities Laws Considerations.......................................42
Interests of Directors and Officers..........................................42
Security Ownership...........................................................43
Agreements Involving Our Securities..........................................45
Certain Legal Matters; Regulatory Approvals..................................45
Fees and Expenses............................................................46
Independent Auditors.........................................................46
Incorporation of Certain Documents by Reference..............................46
Miscellaneous................................................................47
Where You Can Find More Information..........................................48

Exhibits

Exhibit A         Letter of Transmittal

                                     SUMMARY

         This general summary is provided solely for your convenience. You should read the entire Offer to Exchange and the related Letter of Transmittal before you decide whether to participate in the Offer.

Shares Eligible for Exchange...................     The Offer applies to all
                                                    shares of our outstanding
                                                    Preferred Stock, which is
                                                    comprised of the following
                                                    three series:

                                                    o Series D Convertible
                                                    Preferred Stock, par value
                                                    $.01 per share,

                                                    o 8% Convertible Preferred
                                                    Stock, Series E, par value
                                                    $.01 per share, and

                                                    o 12% Junior Redeemable
                                                    Convertible Preferred Stock,
                                                    Series G, par value $.01 per
                                                    share.


Reason for the Offer...........................     The purpose of the Offer is
                                                    (i) to improve and simplify
                                                    our capital structure,
                                                    thereby enabling us to
                                                    potentially attract
                                                    necessary additional
                                                    financing for our business
                                                    plan, (ii) to provide
                                                    holders of Preferred Stock
                                                    with a means to gain greater
                                                    liquidity by issuing to them
                                                    Common Stock and (iii) to
                                                    increase the aggregate
                                                    market value of our Common
                                                    Stock to maintain our
                                                    listing on the Nasdaq
                                                    SmallCap Market.

Overview of the Offer to Exchange..............     We are offering to all
                                                    holders of our Preferred
                                                    Shares the right to tender
                                                    those shares in exchange for
                                                    newly issued shares of our
                                                    Common Stock (the "Common
                                                    Shares"). The exchange ratio
                                                    (the "Exchange Ratio") and
                                                    consideration (the "Exchange
                                                    Consideration") for each
                                                    series of Preferred Stock
                                                    will be as follows (subject
                                                    in each case to the impact
                                                    of any reverse stock
                                                    split):

                                                    o For each share of our
                                                    Series D Preferred Stock, we
                                                    will issue 25.69030 Common
                                                    Shares (representing an
                                                    effective conversion price
                                                    of approximately $0.644 per
                                                    share);

                                                    o For each share of our
                                                    Series E Preferred Stock, we
                                                    will issue 25.24216 Common
                                                    Shares (representing an
                                                    effective conversion price
                                                    of approximately $0.644 per
                                                    share); and

                                                    o For each share of our
                                                    Series G Preferred Stock, we
                                                    will issue 161,494.4 Common
                                                    Shares (representing an
                                                    effective conversion price
                                                    of approximately $0.898 per
                                                    share).

                                                    As of September 27, 2004
                                                    there were approximately
                                                    38.8 million shares of
                                                    Common Stock outstanding.

                                                    The actual number of shares
                                                    of Common Stock to be issued
                                                    in exchange for the
                                                    Preferred Stock tendered in
                                                    the Exchange Offer will
                                                    automatically be adjusted by
                                                    a reverse stock split to be
                                                    effected prior to the
                                                    consummation of the Exchange
                                                    Offer. For additional
                                                    information on the reverse
                                                    stock split, see "The Offer
                                                    to Exchange--Number of
                                                    Shares."

                                                    Assuming the tender of all
                                                    outstanding Preferred Stock
                                                    in the Exchange Offer, the
                                                    exercise of all outstanding
                                                    options (other than
                                                    management options
                                                    outstanding prior to the
                                                    Exchange Offer), warrants
                                                    and other rights to acquire
                                                    Common Stock and the
                                                    inclusion of all shares of
                                                    Common Stock expected to be
                                                    reserved for issuance under
                                                    the new management equity
                                                    incentive plan (a "Fully
                                                    Diluted Basis"), after
                                                    giving effect to the
                                                    Exchange Offer:

                                                    o the former holders of
                                                    Series D Preferred Stock
                                                    would own approximately
                                                    34.0% of the Common Stock on
                                                    a Fully Diluted Basis;

                                                    o the former holders of
                                                    Series E Preferred Stock
                                                    would own approximately
                                                    35.0% of the Common Stock on
                                                    a Fully Diluted Basis;

                                                    o the former holders of
                                                    Series G Preferred Stock
                                                    would own approximately 9.2%
                                                    of the Common Stock on a
                                                    Fully Diluted Basis;

                                                    o the current holders of
                                                    Common Stock would own
                                                    approximately 13.8% of the
                                                    Common Stock on a Fully
                                                    Diluted Basis; and

                                                    o approximately 8.0% of
                                                    Common Stock, on a Fully
                                                    Diluted Basis, would have
                                                    been available for issuance
                                                    under the new management
                                                    equity incentive plan.

Expiration Date................................     The Offer will expire on
                                                    Tuesday, November 23, 2004,
                                                    at 5:00 p.m., New York City
                                                    time, unless we extend the
                                                    Offer.

Number of Shares to Be Exchanged...............     The Offer applies to all our
                                                    outstanding Preferred
                                                    Shares. As of September 27,
                                                    2004, there were:

                                                    o 3,976,723 shares of Series
                                                    D Preferred Stock
                                                    outstanding;

                                                    o 4,166,667 shares of Series
                                                    E Preferred Stock
                                                    outstanding; and

                                                    o 171.214286 shares of
                                                    Series G Preferred Stock
                                                    outstanding.

                                                    There is no minimum number
                                                    of shares that must be
                                                    tendered in the Offer. You
                                                    may tender some, all, or
                                                    none of your Preferred
                                                    Shares. However,
                                                    consummation of the Offer is
                                                    conditioned upon the tender
                                                    by The 1818 Fund of all
                                                    Preferred Shares that it
                                                    owns (and the acceptance by
                                                    us of such shares) in the
                                                    Offer. Representatives of
                                                    The 1818 Fund have indicated
                                                    that they intend to tender
                                                    all of The 1818 Fund's
                                                    Preferred Shares in the
                                                    Offer if substantially all
                                                    of the Preferred Shares
                                                    owned by other holders are
                                                    tendered in the Offer. We
                                                    will announce, by means of a
                                                    press release, the number of
                                                    shares of each series of
                                                    Preferred Stock tendered as
                                                    of the close of business (1)
                                                    on the second business day
                                                    preceding the date of the
                                                    Special Meeting and (2) on
                                                    the second business day
                                                    prior to expiration of the
                                                    Exchange Offer. We will also
                                                    announce, by means of a
                                                    press release, when The 1818
                                                    Fund has tendered its shares
                                                    of Preferred Stock. If
                                                    necessary, we will extend
                                                    the Exchange Offer to the
                                                    close of business on the
                                                    fifth business day following
                                                    the date upon which The 1818
                                                    Fund tenders its shares of
                                                    Preferred Stock.

                                                    Fractional shares will not
                                                    be issued. In the event that
                                                    a fraction of a Common Share
                                                    becomes issuable upon
                                                    consummation of the Offer to
                                                    Exchange, we will pay you an
                                                    amount in cash equal to the
                                                    closing price of our Common
                                                    Stock on the business day
                                                    preceding such consummation
                                                    (as adjusted to reflect the
                                                    impact of any reverse stock
                                                    split), multiplied by such
                                                    fraction of a Common Share.

Conditions.....................................     Consummation of the Exchange
                                                    Offer is conditioned upon
                                                    the approval by stockholders
                                                    of the Special Meeting
                                                    Matters and upon the tender
                                                    by The 1818 Fund of all
                                                    Preferred Stock that it owns
                                                    in the Exchange Offer and
                                                    the acceptance by us of such
                                                    shares. In addition, we will
                                                    not be required to accept
                                                    the tender of any Preferred
                                                    Shares, and may terminate,
                                                    postpone, or amend the
                                                    Offer, if, among other
                                                    things, any action or
                                                    proceeding is commenced that
                                                    threatens the Offer or if
                                                    the other conditions
                                                    described under the heading
                                                    "The Offer to
                                                    Exchange--Conditions" are
                                                    not met.

Exchange Date..................................     We will exchange your
                                                    Preferred Shares for the
                                                    Exchange Consideration (or
                                                    return your Preferred Shares
                                                    to you if the Offer is not
                                                    consummated or such shares
                                                    are not accepted) promptly
                                                    after the Expiration Date.

Exchange and Information Agent.................     Andrew L. Graham, our
                                                    Corporate Counsel

Withdrawal Rights..............................     You may withdraw tendered
                                                    Preferred Shares at any time
                                                    prior to the Expiration
                                                    Date.

Federal Income Tax Consequences................     Based upon discussions with
                                                    our tax counsel, we believe
                                                    the Offer will qualify as a
                                                    reorganization for federal
                                                    income tax purposes.
                                                    However, we did not seek or
                                                    obtain any tax opinion with
                                                    respect to the tax
                                                    consequences of the Offer.
                                                    Assuming the Offer qualifies
                                                    as a reorganization for
                                                    federal income tax purposes,
                                                    you will not recognize gain
                                                    or loss on the receipt of
                                                    the Exchange Consideration,
                                                    in exchange for the face
                                                    amount of your Preferred
                                                    Shares. However, to the
                                                    extent that Common Shares
                                                    are received for accrued but
                                                    unpaid dividends on
                                                    Preferred Shares, this
                                                    portion will be treated as
                                                    the payment of a dividend
                                                    distribution, but only to
                                                    the extent that the fair
                                                    market value of the
                                                    aggregate Common Shares
                                                    received in the exchange
                                                    exceeds the aggregate issue
                                                    price of the Preferred
                                                    Shares surrendered. For
                                                    additional information on
                                                    certain of the U.S. federal
                                                    income tax consequences of
                                                    the Exchange Offer, see
                                                    "Material United States
                                                    Federal Income Tax
                                                    Consequences."

     For a complete description of the rights and preferences of the Preferred Shares and the Common Shares, see "Description of Our Preferred Stock," "Description of Our Common Stock" and "Certain Securities Laws Considerations."

                        REASONS FOR THE OFFER TO EXCHANGE

     Our business has been adversely affected by a number of factors in recent years that have also adversely affected the trading price of our Common Stock. We have developed a business plan that we believe can create long-term opportunities for our business, but the execution of that business plan requires us to obtain additional financing. We have had difficulty in attracting the financing we will need in part due to the existence of the Preferred Stock (particularly the mandatory redemption features thereof). Management believes that the conversion of the Preferred Stock into Common Stock is essential for it to be able to implement its business plan.

     We are making this Offer because we believe that it will:

     o Improve and simplify our capital structure by eliminating all or substantially all of the approximately $158.4 million aggregate liquidation preference of Preferred Stock in exchange for Common Stock, thereby enabling us to potentially attract necessary additional financing for our business plan.

     o Eliminate all or substantially all of the dividends payable to holders of Preferred Stock and the related dilutive effect on holders of Common Stock (and increase the equity and earnings attributable to Common Stock).

     o Reduce or eliminate the mandatory redemption payments on our Preferred Stock, which will be due in 2006 on the Series G Preferred Stock and in 2008 on the Series D Preferred Stock and Series E Preferred Stock.

     o Give the holders of Preferred Stock a means to gain greater liquidity by issuing Common Shares, which subject to securities law restrictions applicable to our affiliates, will be freely tradable and eligible for listing or quotation on the stock market or quotation system on which our Common Stock is then listed or quoted. The Preferred Stock does not currently trade on any exchange or stock market.

     o Give the holders of Preferred Stock an opportunity to receive more shares of Common Stock than they would be entitled to receive under the existing conversion provisions of the Preferred Stock. Each share of Series D Preferred Stock is currently convertible into 1.95 shares of Common Stock, each share of Series E Preferred Stock is currently convertible into 2.01 shares of Common Stock, and each share of Series G Preferred Stock is currently convertible into 113,262 shares of Common Stock.

     o Increase the aggregate market value of our Common Stock, which is currently below the $35 million minimum amount required to maintain listing on the Nasdaq SmallCap Market, to an amount substantially in excess of the minimum amount required to maintain listing of the Common Stock on the Nasdaq SmallCap Market.

     Notwithstanding the fact that the Exchange Offer is conditioned upon the approval by our stockholders of the Special Meeting Matters we are distributing the Offer to Exchange to holders of our Preferred Stock prior to the Special Meeting because under applicable law the Offer is re-quired to be kept open for a minimum of 20 business days and we believe we should attempt to synchronize the Exchange Offer period and the notice period for the Special Meeting so that they run concurrently, with an overall view towards most expeditiously and efficiently consummating the Offer and transactions contemplated by the Special Meeting Matters.

                                BUSINESS OVERVIEW

     Z-Tel Technologies, Inc. is a communications service provider. We provide innovative and cost effective telecommunications services to consumers, business and other communications companies by integrating our own enhanced communications systems and advanced operational support systems with access to communication networks. Our systems have the capability to integrate with wireline, wireless, cable, Internet and other communications transport networks. Our current generation of services relies primarily on access to local and long distance telephone networks. A recent court ruling has created legal uncertainty regarding our access to local telephone networks. See "Risk Factors--Risks Related to Our Business and Financial Condition." We recently launched a new generation of services using voice over Internet protocol ("VoIP").

     We provide services on both a retail and wholesale basis. Our principal retail services are Z-LineHOME(R), Z-LineBUSINESS(R) and Touch 1 Long Distance. Z-LineHOME and Z-LineBUSINESS are residential and business versions, respectively, of our flagship offering, the Z-Line(R). The Z-Line is local telephone service, typically bundled with long distance and enhanced features, including a suite of our proprietary Internet-accessible and voice-activated functions. The enhanced features include voicemail, "Find Me" call forwarding and our recently introduced Personal Voice Assistant(TM), or "PVA," which utilizes voice-recognition technology so that users can access secure, online address books from any phone using simple voice commands in order to send voice emails, find contact information and dial numbers, among other things. Touch 1 Long Distance is a residential long distance telephone service.

     Our principal executive offices are located at 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida, 33602, and our telephone number at that address is (813) 273-6261. Our website address is www.ztel.com. Information on our website does not constitute part of this Offer to Exchange.

     For additional information about us, see "Financial Information" and the documents incorporated by reference into this Offer to Exchange.

                              FINANCIAL INFORMATION

Our Summary Historical Consolidated Financial Information

     The following table sets forth summary historical consolidated financial and operating information of Z-Tel. Except for the six months ended June 30, 2004 and 2003, and the property information, the summary historical financial information is derived from audited consolidated financial statements of Z-Tel for each period presented. The summary historical data are only a summary, and should be read in conjunction with the historical financial statements and related notes contained in the annual and quarterly reports of Z-Tel incorporated herein by reference.


                                                                                                 Six Months Ended
                                                     Years Ended December 31,                        June 30,
                                     -------------------------------------------------------  ---------------------
                                        2003       2002        2001      2000 (1)     1999        2004       2003
                                     ---------  ---------  ---------  -----------  ---------  ---------  ----------
                                                     (In thousands, except share and per share data)
Revenues........................      $289,180  $238,397   $280,350    $177,668      $6,615   $132,264    $131,975
Operating expenses:
  Network operations (2)........       135,097    94,474    159,617     107,077       6,518     65,271     58,852
  Sales and marketing...........        18,753    12,327     31,243      45,018       8,898      8,971     11,111
  General and administrative (3)       127,018   122,579    156,107      99,606      20,055     66,229     58,850
  Asset impairment charge (4)...            --     1,129     59,247          --          --         --         --
  Wholesale development costs (5)           --     1,018         --          --          --         --         --
  Restructuring charge (6)......            --     1,861         --          --          --        807         --
  Depreciation and amortization.        23,449    23,936     23,277      17,166       4,372     10,420     12,029
                                    ----------  ---------  ---------  ----------   ---------  ---------  ---------
    Total operating expenses....      (304,317)  257,324    429,491     268,867      39,843    151,698    140,842
                                    ----------  ---------  ---------  ----------   ---------  ---------  ---------
      Operating loss............       (15,137)  (18,927)  (149,141)    (91,199)    (33,228)   (19,434)    (8,867)
                                    ----------  ---------  ---------  ----------   ---------  ---------  ---------
Non-operating income (loss):
  Interest and other income.....         2,086     3,509      6,862       5,475         608      1,352      1,164
  Interest and other expense....        (3,076)   (4,137)    (3,789)     (2,313)     (3,351)    (3,412)    (1,410)
                                    ----------  ---------  ---------  ----------   ---------  ---------  ---------
      Total non-operating income
      (loss)....................          (990)     (628)     3,073       3,162      (2,743)    (2,060)      (246)
                                    ----------  ---------  ---------  ----------   ---------  ---------  ---------
      Net loss..................       (16,127)  (19,555)  (146,068)    (88,037)    (35,971)   (21,494)    (9,113)
Less mandatorily redeemable
   convertible preferred stock
   dividends and accretion......       (17,480)  (15,589)   (15,059)     (3,644)     (1,654)    (7,991)    (8,904)
Less deemed dividend related to
   beneficial conversion feature          (186)     (186)    (9,356)    (20,027)         --        (93)       (92)
      Net loss attributable to
      common stockholders.......      $(33,793) $(35,330)  $(170,483)  $(111,708)  $(37,625)  $(29,578)   $(18,109)
                                    ========== ========== ==========  ==========  ========== ==========  ==========
Weighted average common shares
   outstanding..................    35,396,922 34,951,720 33,908,374  33,066,538  15,099,359 36,337,804  35,286,953
                                    ----------  ---------  ---------  ----------   ---------  ---------  ---------
Basic and diluted net loss per
   share........................        $(0.95)    $(1.01)    $(5.03)     $(3.38)     $(2.49)    $(0.81)     $(0.51)
                                    ========== ========== ==========  ==========  ========== ==========  ==========
Consolidated Balance Sheet Data
Cash and cash equivalents (7)(8)       $12,013   $16,037    $18,892     $46,650    $101,657     $8,196    $14,204
Working capital (deficit).......       (31,038)  (19,380)   (11,983)     59,245      95,315    (45,127)   (24,032)
Total assets....................        89,453   106,711    116,737     246,461     137,677    $80,569    $104,901
Total debt......................         5,531    10,144     15,766      20,417      14,134      2,283      7,389
Mandatorily convertible
   redeemable preferred stock (8)      144,282   127,631    112,570      84,585           --    152,366    136,132
Total stockholder's equity                                                                     159,022)   (116,372)
   (deficit)....................      (131,019)  (99,284)   (67,172)     89,100     114,378   (
Other Financial Data
Net cash provided by (used in)
   operating activities.........        11,956    18,399    (21,846)    (96,862)    (32,681)    (9,183)     6,149
Net cash used in investing                                                                      (4,692)    (5,756)
   activities...................       (10,996)  (15,600)   (15,615)    (40,602)     (5,182)
Net cash provided by (used in)
   financing activities.........        (4,984)   (5,654)     9,701)     82,455     131,547     10,058     (2,226)
         ______________________



(1) We completed the acquisition of Touch 1 on April 14, 2000. We used the purchase accounting method for our acquisition of Touch 1. Therefore, our discussions of the results of operations and liquidity and capital resources do not include any discussions regarding Touch 1 prior to our acquisition of Touch 1, which is treated as being closed for accounting purposes, on April 1, 2000.

(2) During 2002, we received a $9.0 million retroactive rate reduction for the unbundled network elements we acquired from Verizon as a result of a settlement approved by the New York Public Service Commission.

(3) Included in the 2001 general and administrative expense was a write-off of accounts receivable that resulted in $29.9 million of additional bad debt expense.

(4) We recorded a $1.1 and $59.2 million expense related to impaired assets in 2002 and 2001, respectively. This expense was the result of management's decision to reduce various customer growth initiatives, most notably telemarketing activity levels. In 2001, a majority of the operations and assets of telemarketing centers acquired from Touch 1 was either voluntarily closed or sold. In addition to the goodwill impairment of $54.9 million, we recorded a $4.3 million charge associated with the impairment of assets, composed of $3.0 million relating to unrealizable software and development projects, $0.9 million of a worthless telemarketing property and equipment, and $0.4 million of securities deemed to be worthless. As a result of management's decision in the second quarter of 2002 to enhance future cash flow and operating earnings, we closed the remaining call centers in North Dakota and recorded a $1.1 million asset impairment. We also incurred restructuring charges as a result of this decision during 2002 as discussed in note (1).

(5) During 2002, we began to provide our services on a wholesale basis. We recorded start-up costs for developing this new service offering of approximately $1.0 million. All wholesale related costs after our initial wholesale services contract signed on March 20, 2002 are included in the operating expenses line items, rather than being segregated.

(6) During 2002, we closed two call centers in North Dakota and our New York sales office. As discussed in note (4) above, these expenses consisted primarily of termination benefits, lease abandonment and lease settlement costs.

(7) Included in the December 31, 1999 cash balance was approximately $109.1 million of net proceeds from our December 15, 1999 initial public offering. This cash was obtained through the sale of 6,900,000 shares (including the underwriters' over-allotment option) of our common stock at $17.00 per share.

(8) During 2000, we issued series D and E preferred stock for approximately $56.3 and $50.0 million, respectively. During 2001, we issued series G preferred stock for approximately $17.5 million.

Summary Pro Forma Consolidated Financial Information of Z-Tel

     The following unaudited pro forma information presents the effects of the Offer assuming all of our outstanding Preferred Shares are exchanged for the Exchange Consideration as if the exchange occurred as of June 30, 2004 for the unaudited balance sheet data. There would be no pro forma adjustments to our income statement data for either the year ended December 31, 2003 or the six months ended June 30, 2004 if the exchange occurred as of the first day of such periods. In the quarter in which the exchange is approved, a dividend charge will be recorded that will impact net earnings. It is expected that this dividend will reduce net earnings, assuming our Common Stock price remains below the effective exchange price. Earnings per share attributable to Common Stock will be adjusted due to the dividend and will show an even greater loss per Common Share outstanding. The pro forma information does not include costs of this Offer or a dividend charge that we will incur as a result of the Offer.


                                          Consolidated Pro Forma Balance Sheets
                                     (In thousands, except share and per share data)
                                                       (Unaudited)
-------------------------------------------------------------------------------------------------------------------
                                                                      June 30,       Pro Forma
                                                                        2004        Adjustments      Pro Forma
                                                                    -----------     -----------      ----------
         Assets
         Current assets:
         Cash and cash equivalents                                   $   8,196       $       --       $   8,196
         Accounts receivable, net of allowance for doubtful             28,672                          28,672
         accounts
         Prepaid expenses and other current assets                       4,804                           4,804
                                                                    -----------     -----------      ----------
         Total current assets                                           41,672               --          41,672

         Property and equipment, net                                    34,298                          34,298
         Intangible assets, net                                          1,372                           1,372
         Other assets                                                    3,227                           3,227
                                                                    -----------     -----------      ----------
         Total assets                                                $  80,569       $       --       $  80,569
                                                                    ===========     ===========      ==========


                                      -8-

                                          Consolidated Pro Forma Balance Sheets
                                     (In thousands, except share and per share data)
                                                       (Unaudited)
                                                                      June 30,       Pro Forma
                                                                        2004        Adjustments      Pro Forma
                                                                    -----------     -----------      ----------

         Liabilities, preferred stock and deficit
         Current liabilities:
         Accounts payable and accrued liabilities                    $  63,745       $       --       $  63,745
         Deferred revenue                                                8,357                           8,357
         Current portion of long-term debt and capital lease
         obligations                                                    14,697                          14,697
                                                                    -----------     -----------      ----------
         Total current liabilities                                      86,799                          86,799

         Long-term deferred revenue                                        221                             221
         Long-term debt and capital lease obligations                      205               --             205
                                                                    -----------     -----------      ----------
         Total liabilities                                              87,225               --          87,225
                                                                    -----------     -----------      ----------
         Mandatorily redeemable convertible preferred stock            152,366        (152,366)              --

         Stockholders' deficit:
         Common stock                                                      373           2,538           2,911
         Notes receivable from stockholders                               (930)                           (930)
         Additional paid-in capital                                    183,281         149,828         333,109
         Accumulated deficit                                          (341,358)              --        (341,358)
         Treasury stock                                                   (388)              --            (388)
                                                                    -----------     -----------      ----------
         Total stockholders' deficit                                  (159,022)        152,366          (6,656)

         Total liabilities, preferred stock and deficit              $  80,569       $       --       $  80,569
                                                                    ===========     ===========      ==========


                                  Risk Factors

     You should carefully consider the risks described below, in addition to the other information in this Offer to Exchange, before making a decision to tender. Each of these risk factors could adversely affect our business, financial condition and operating results as well as adversely affecting the value of an investment in our Common Stock.

Risks Related to the Offer

By participating in the Offer, you will give up the special rights of a holder of Preferred Stock.

     The holders of Preferred Shares have various rights which are better than the rights of holders of Common Stock. Those rights include:

     o the right to receive dividends at the rate of 8% per year (or 12% per year, in the case of the Series G Preferred Stock);

     o the right to have the Preferred Stock redeemed in 2008 at $12.00 per share (or $100,000.00 per share in the case of Series G Preferred Stock) plus all accrued and unpaid dividends;

     o in the case of the Series E Preferred Stock, the right to vote as a separate class on mergers and certain other transactions;

     o the right to receive a preferential payment of $12.00 per share (or $100,000.00 per share in the case of Series G Preferred Stock) plus accrued and unpaid dividends if we liquidate; and

     o the right to vote, as a class, to block the issuance of any series of stock having preferential dividend or liquidation rights.

You will lose these rights if your Preferred Shares are exchanged in the Offer. The Common Stock does not have any special rights.

By participating in the Offer, you will give up the seniority that you have over holders of Common Stock or any other class of stock which is junior to your Preferred Stock.

     Holders of Preferred Shares are entitled to receive dividends and other distributions before holders of Common Stock are entitled to receive them, including any distributions that might be made in liquidation or bankruptcy. If you exchange your Preferred Shares in the Offer, you will no longer have that seniority over holders of Common Stock. Holders of Series D Preferred Stock and Series E Preferred Stock are entitled to receive dividends and other distributions before holders of Series G Preferred Stock are entitled to receive them, including any distributions that might be made in liquidation or bankruptcy. If you exchange your shares of Series D Preferred Stock or Series E Preferred Stock in the Offer, you will no longer have that seniority over holders of the Series G Preferred Stock.

Prior to the consummation of the Exchange Offer certain of the terms of the Preferred Stock may be amended.

     If the proposed amendments contemplated in the Special Meeting Matters that will be described in the proxy statement to be prepared for the Special Meeting are adopted, the terms of those series of Preferred Stock will change significantly and holders of such Preferred Stock that is not tendered in the Offer will cease to have certain preferential rights that they had prior to the Offer.

If you do not participate in the Offer, your ownership percentage and voting power may be diluted.

     Consummation of the Offer will result in holders of Preferred Shares acquiring a higher percentage of our ownership than they possessed prior to the Offer, resulting in the dilution of the ownership of the preferred stockholders who do not participate. In the case of the holders of Series D Preferred Stock and Series E Preferred Stock, consummation of the Offer will result in holders of Series D Preferred Stock and Series E Preferred Stock acquiring a higher percentage of voting power than they possessed prior to the Offer, resulting in the dilution of the voting power of the holders of Series D Preferred Stock and Series E Preferred Stock who do not participate.

Risks Related to Our Business and Financial Condition

Our business depends on the availability and favorable pricing of unbundled network components.

     Our current generation of local telephone services, which produces approximately 95% of our revenue, relies on access to local telephone networks. Our access to these networks is based upon the Telecommunications Act of 1996 (the "Telecommunications Act"), which imposes a variety of duties upon the traditional local telephone companies ("incumbent local exchange carriers" or "ILECs"), including the duty to provide competitive local exchange companies, like us, with access to the individual components of their networks. Our business strategy depends on a continued availability of ILEC unbundled network components and on states maintaining and adopting favorable pricing rules for ILEC unbundled network components. The FCC has issued rules regarding access to key components of the ILEC networks, including transport and switching. A recent court ruling, however, has created considerable legal uncertainty regarding this access. In United States Telecom Ass'n v. FCC, Nos. 00-1012, 00-1015, 03-1310 et al. (D.C. Cir. March 2, 2004) ("USTA II"), the D.C. Circuit Court ordered that the FCC's unbundled transport and switching rules be vacated after sixty days or upon denial of a petition for rehearing, whichever occurs later. Both the U.S. Solicitor General and the FCC have declined to appeal the case. U.S. Supreme Court Chief Justice William Rehnquist on June 14, 2004 refused to issue a stay of the decision.

     On August 20, 2004, the Federal Communications Commission issued a Notice of Proposed Rulemaking ("NPRM") seeking comment on unbundling rules to implement obligations under section 251(c)(3) of the Telecommunications Act and to respond to the D.C. Circuit's vacatur in USTA II of the rules that the FCC adopted in the Triennial Review Order. The FCC also released an order setting forth a two-phase plan to govern the provision of unbundled network elements ("UNEs") while the FCC considers permanent rules. Under the first phase of the interim plan, ILECs must continue to make available dedicated transport, mass market switching and enterprise loops in accordance with the rates, terms and conditions set forth in their interconnection agreements as of June 15, 2004. Under the second phase of the plan, ILECs would be required for an additional six months to continue to provide such UNEs to requesting carriers for the embedded customer base subject to the rate increases specified in the FCC's order. We do not believe these rate increases will impede our short-term business plans. In its NPRM, the FCC seeks comment on how to establish sustainable new unbundling rules in response to the D.C. Circuit's decision. Specifically, the FCC seeks comment on how various ILEC offerings and obligations fit into the unbundling framework, how best to define the relevant markets to develop unbundling rules and how to make determinations on access to individual network elements.

     The uncertainty the ruling and the order have created could have material adverse effects upon us and our operations. Certain potential adverse effects from this ruling and the uncertainty it has created are set forth below. This list is not exhaustive as a listing of all the potential adverse effects would be impossible.

     o ILECs, after some period of time, could deny us access to their networks in violation of interconnection agreements and essentially destroy our ability to provide our services.

     o ILECs could refuse new service orders, including repair and change orders. We would not be able to add new customers. Our business would diminish because of normal customer churn -- that is, the normal loss of existing customers over time.

     o Our customer churn could increase as our customers return to ILEC services in response to the uncertainty.

     o ILECs could significantly raise the prices they charge for access to their networks. We would be forced to raise our rates to non-competitive levels.

     o Vendors, including long distance companies, could alter the terms under which they do business with us, such as credit terms, thereby increasing our costs and diminishing our cash flow and liquidity.

     o We may be unable to obtain new financing at acceptable rates. We have already encountered difficulty in attempting to obtain financing from one particular lender.

     o We may lose prospective customers that otherwise would have become our customers. We believe we have already lost at least one large prospective customer (over 5,000 lines) because of the uncertainty.

     o Our wholesale customers may decline to expend marketing resources to increase their customer bases.

     o We could lose major marketing partners and potential marketing partners as they decline to expend resources in marketing our services.

     o We could lose key personnel, as they seek security in offers from other prospective employers.

     o The cost of litigation and of participation in administrative proceedings relating to interconnection agreements and new regulations could be excessively burdensome.

The availability of favorable pricing rules for unbundled network components is another key element of our business strategy.

     The public utilities commissions of certain states have adopted pricing rules for unbundled network components. In general, ILECs are required to provide us with access to their networks at forward-looking, long-run incremental cost-based prices. However, we cannot be certain that unbundled network components will continue to be available at favorable prices in those states or that other states will ever adopt favorable pricing, particularly in light of the recent D.C. Circuit Court ruling referred to above.

Because we are in an emerging industry sector, we could encounter unforeseen issues that may adversely affect our operations.

     VoIP is a new, emerging sector of the telecommunications industry. Our experience, as well as the experience of others, in this sector is limited. As a result we will likely encounter numerous unforeseen difficulties and challenges.

We will almost certainly need to raise additional capital.

     We will need to raise additional capital from debt or equity sources in order to finance our operations and our VoIP rollout and may need additional capital if we enter into other lines of business. On April 22, 2004, we obtained a $25 million credit facility pursuant to a Loan and Security Agreement with Textron Financial Corporation. The facility has a three-year term and as of September 27, 2004 we had borrowings of approximately $15.4 million outstanding; this is the maximum amount permitted to be outstanding thereunder based on our current borrowing base availability. It replaced our previous accounts receivable facility with RFC Corporation. In addition, we have also obtained a facility from The 1818 Fund, an affiliate of one of our stockholders, providing for borrowings of up to $15 million. We have borrowed $5 million under this facility, but additional borrowings thereunder are at the discretion of The 1818 Fund. Representatives of The 1818 Fund have told us that, in any event, they do not intend to make additional loans unless the Exchange Offer is successfully completed. There cannot, however, be any assurance that we will be able to meet the conditions to borrowing under either of these facilities. If we cannot obtain required financing on acceptable terms or at all, we may be required to modify, delay or abandon our current business plan, which is likely to materially and adversely affect our business and, as a result, the value of our Common Stock.

We may not be able to efficiently expand our network infrastructure.

     We must continue to develop, expand and adapt our network infrastructure as the number of our users and the amount of information they wish to access and transfer increases and as our customers' demands change. We cannot be sure that we will be able to develop, expand or adapt the network infrastructure to meet additional demand or our customers' changing requirements on a timely basis, at a commercially reasonable cost, or at all. If we fail to expand our network infrastructure on a timely basis or adapt it to either changing customer requirements or evolving industry standards, these failures could cause our business to perform poorly.

Our business is dependent upon our ability to resell long distance services.

     We offer long distance telephone services as part of our service packages. We currently have agreements with various long distance carriers to provide transmission and termination services for all of our long distance traffic. Recently, several long distance carriers have encountered financial difficulties, including both carriers utilized by us. Financial difficulties encountered by any of our carriers could cause disruption of service to our customers and could diminish the value of any receivables or credits that may be due to us from such carriers. Our agreements with long distance carriers generally provide for the resale of long distance services on a per-minute basis and contain minimum volume commitments. In cases in which we have agreed to minimum volume commitments and fail to meet them, we will be obligated to pay underutili-zation charges. In some instances, if we incur underutilization charges, our basic rate will increase, which could further adversely affect our operating results. We recently settled a dispute by agreeing to a higher rate. In addition, if our sales fall from their historical levels, our business could be materially and adversely affected. We cannot guarantee you that we will be able to maintain these historical sales levels.

Software failures and errors may have a material adverse impact on our business.

     The software that we use and the software that we have developed internally and are continuing to develop may contain undetected errors. Although we have extensively tested our software, errors may be discovered in the software during the course of its use. Any errors may result in partial or total failure of our network, loss or diminution in service delivery performance, additional and unexpected expenses to fund further product development or to add programming personnel to complete or correct development, and loss of revenue because of the inability of customers to use our products or services, which could adversely affect our business condition.

Our inability to protect our proprietary technology could adversely affect our revenues.

     We currently rely on a combination of copyright, trademark and trade secret laws and contractual confidentiality provisions to protect the proprietary information that we have developed. Our ability to protect our proprietary technology is limited, and we cannot assure you that our means of protecting our proprietary rights will be adequate or that our competitors will not independently develop similar technology. Also, we cannot be certain that the intellectual property that incumbent local exchange carriers or others claim to hold and that may be necessary for us to provide our services will be available on commercially reasonable terms. If we were found to be infringing upon the intellectual property rights of others, we might be required to enter into royalty or licensing agreements, which may be costly or not available on commercially reasonable terms. If successful, a claim of infringement against us and our inability to license the infringed or similar technology on terms acceptable to us could adversely affect our business.

We depend on certain information systems, which if failed, may have a material adverse affect on our business.

     Our billing, customer service and management information systems are newly developed and we may face unexpected system difficulties, which would adversely affect our service levels and, consequently, our business. Sophisticated information and processing systems are vital to our ability to monitor costs, render monthly invoices for services, process customer orders and achieve operating efficiencies. We rely on internal systems and third party vendors, some of which have a limited operating history, to provide our information and processing systems. If our systems fail to perform in a timely and effective manner and at acceptable costs, or if we fail to adequately identify all of our information and processing needs or if our related processing or information systems fail, these failures could have a material adverse effect on our business.

     In addition, our right to use third party systems is dependent upon license agreements. Some of these agreements are cancelable by the vendor, and the cancellation or nonrenewal of these agreements could seriously impair our ability to process orders or bill our customers. As we continue to provide local telephone service, the need for sophisticated billing and information systems will also increase significantly and we will have significant additional requirements for data interface with incumbent local exchange carriers and others. We cannot be certain that we will be able to meet these additional requirements.

Our business could be adversely affected in the event of a network failure.

     The successful operation of our network will depend on a continuous supply of electricity at multiple points. Our system is dependent on the availability of electrical power to manage data and calls and to offer enhanced services, such as voicemail and call forwarding, and although it has been designed to operate under extreme weather conditions (including hurricanes, tropical storms, heavy rain, wind and snow), like all other telecommunications systems, our network could be adversely affected by such conditions. Our network, however, is equipped with a back-up power supply and our existing network operations center is equipped with both a battery backup and an on-site emergency generator. Certain of our back-up systems, however, have failed in the past. We are working to correct those failures. However, a power failure could negatively impact our operations and damage our systems.

     Our network also may be subject to physical damage, sabotage, tampering or other breaches of security (by computer virus, break-ins or otherwise) that could impair its functionality. In addition, our network is subject to unknown capacity limitations that may cause interruptions in service or reduced capacity for our customers. Any interruptions in service resulting from physical damage or capacity limitations could cause our systems to fail.

We depend on local exchange carriers as a key component  for our business.

     We rely on incumbent local exchange carriers to supply key unbundled components of their network infrastructure to us on a timely and accurate basis, and in the quantities and quality demanded by us. We may from time to time experience delays or other problems in receiving unbundled services or facilities which we request, and there can be no assurance that we will be able to obtain such unbundled elements on the scale and within the time frames required by us. Any failure to obtain these components, services or additional capacity on a timely and accurate basis could adversely affect us.

We depend on third party vendors to supply our telecommunications equipment, and any interruption in such supply could adversely affect our business.

     We currently purchase the majority of our telecommunications equipment as needed from third party vendors, including Lucent Technologies, Inc., Sonus Networks, Inc., Dialogic Communications Corporation, Hewlett-Packard Company, Compaq Computer Corporation, Sun Microsystems, Inc., EMC Corporation, and Cisco Systems, Inc. In addition, we currently license our software from third party vendors, including Oracle Corporation, INPRISE Corporation, Mercator Software, Inc., Microsoft Corporation, Nuance Communications, Inc., SpeechWorks International, Inc., Telution, Inc., AMS, Inc., Netscape Communications, Inc. and Accenture. We typically do not enter into any long-term agreements with our telecommunications equipment or software suppliers. Any reduction or interruption in supply from our equipment suppli-ers or failure to obtain suitable software licensing terms could have a disruptive effect on our business and could adversely affect our results of operations.

Our business is dependent on our management and key personnel.

     We depend on a limited number of key personnel who would be difficult to replace. If we lose the services of some of our key personnel, our business could suffer. We also depend on a limited number of key management, sales, marketing and product development personnel to manage and operate our business. In particular, we believe that our success depends to a significant degree upon our ability to attract and retain highly skilled personnel, including our engineering and technical staff. In the last several months we have experienced significant employee attrition and some of those employees who have departed are among our key personnel. If we are unable to replace the employees who have departed and attract and retain our key employees, the value of our Common Stock could suffer.

We are subject to government regulation and legal uncertainties that could adversely affect our business.

     We are subject to varying degrees of federal, state, and local regulation. We must also comply with various state and federal obligations that are subject to change, such as the duty to contribute to universal service subsidies, the impact of which we cannot assess on a going-forward basis as the rates change periodically. Our failure to comply with regulatory requirements may result in fines or other penalties being imposed on us, including loss of certification to provide services.

     Decisions of the FCC and state regulatory commissions providing incumbent local exchange carriers with increased flexibility in how they price their services and with other regulatory relief, could have a material adverse effect on our business and that of other competitive local exchange carriers. Future regulatory provisions may be less favorable to competitive local exchange carriers and more favorable to their competitors. If incumbent local exchange carriers are allowed by regulators to engage in substantial volume and term discount pricing practices for their end-user customers, or charge competitive local exchange carriers higher fees for interconnection to the incumbent local exchange carriers' networks, our business, operating results and financial condition could be materially, adversely affected. Incumbent local exchange carriers may also seek to delay competitors through legal or regulatory challenges, or by recalcitrant responses to requirements that they open their markets through interconnection and unbundling of network elements. Our legal and administrative expenses may be increased because of our having to actively participate in rate cases filed by incumbent local exchange carriers, in which they seek to increase the rates they can charge for the unbundled network element platform components. Our profitability may be adversely affected if those carriers prevail in those cases. Pending court cases in which certain provisions of the Telecommunications Act will be conclusively interpreted may result in an increase in our cost of obtaining unbundled network elements.

     We are also subject to federal and state laws and regulations prohibiting "slamming," which occurs when specific procedures are not followed when a customer changes telecommunications services. Although we attempt to diligently comply with all such laws and regulations and have procedures in place to prevent "slamming," if violations of such laws and regulations occur, we could become subject to significant fines and penalties, legal fees and costs, and our business reputation could be harmed.

Our inability to successfully compete within our industry could adversely affect our business.

     The telecommunications and information services markets are intensely competitive and rapidly evolving. We expect competition to increase in the future. Many of our potential competitors have longer operating histories, greater name recognition, larger customer bases and substantially greater financial, personnel, marketing, engineering, technical and other resources than us. We believe the principal competitive factors affecting our business operations will be price, the desirability of our service offering, quality and reliability of our services, innovation and customer service. Our ability to compete effectively will depend upon our ability to maintain high quality, market-driven services at prices generally equal to or below those charged by our competitors. Competitor actions and responses to our actions could, therefore, materially and adversely affect our business, financial condition and results of operations.

     We face competition from a variety of participants in the telecommunications market. The largest competitor for local service in each market in which we compete is the incumbent local exchange carrier serving that market. Incumbent local exchange carriers have established networks, long-standing relationships with their customers, strong political and regulatory influence, and the benefit of state and federal regulations that favor incumbent local exchange carriers. In the local exchange market, the incumbent local exchange carriers continue to hold near-monopoly positions. The long distance telecommunications market in which we compete has numerous entities competing for the same customers and a high average churn rate as customers frequently change long distance providers in response to the offering of lower rates or promotional incentives.

     Prices in the long distance market have declined significantly in recent years and are expected to continue to decline. We will face competition from large interexchange carriers. Other competitors are likely to include incumbent local exchange carriers providing out-of-region (and, with the removal of regulatory barriers, in-region) long distance services, other incumbent local exchange carriers, other competitive local exchange carriers, cable television companies, electric utilities, wireless telephone system operators, microwave and satellite carriers and private networks owned by large end users.

     The Telecommunications Act facilitates such entry by requiring incumbent local exchange carriers to allow competing providers to acquire local services at wholesale prices for resale and to purchase unbundled network elements at cost-based prices. A continuing trend toward combinations and strategic alliances in the telecommunications industry, including potential consolidation among incumbent local exchange carriers or competitive local exchange carriers, or transactions between telephone companies and cable companies outside of the telephone company's service area, or between interexchange carriers and competitive local exchange carriers, could give rise to significant new competitors.

     The enhanced and information services markets are also highly competitive and we expect that competition will continue to intensify. Our competitors in these markets will include information service providers, telecommunications companies, on-line service providers and Internet service providers.

We face risks associated with unauthorized transactions and the theft or abuse of our services.

     We may be the victim of fraud or theft or abuse of services. From time to time, callers have obtained our services without rendering payment by unlawfully using our access numbers and personal identification numbers. We attempt to manage these theft and fraud risks through our internal controls and our monitoring and blocking systems. If these efforts are not successful, the theft of our services may cause our revenue to decline significantly. To date, we have not encountered material fraud or theft of our service. From time to time, we encounter users that exploit provisions of our tariffs or terms of service for their own profit. As a regulated common carrier we are required to offer our services on a non-discriminatory manner. Such use of our services may not be fraudulent but is abusive. We manage the risks of abuse through our internal controls and our monitoring and blocking systems and by rapid reaction.

Risks Related to Our Common Stock

Future sales of our Common Stock could depress our stock price.

     We cannot predict the effect that future sales of our Common Stock will have on the market price of our Common Stock. As of September 27, 2004, we had 38,776,343 shares of Common Stock outstanding. Shares of Common Stock that we issue in the Offer or other shares of our Common Stock that we issue in the future may become available for resale in the public market from time to time. Sales of substantial amounts of our Common Stock, or the perception that such sales may occur, could adversely affect the market price of our Common Stock or our ability to raise capital by offering equity securities.

Our Common Stock may be delisted from the Nasdaq SmallCap Market.

     By letter dated July 28, 2004, the Nasdaq Stock Market, Inc. notified us that for 10 consecutive days, the market value of our Common Stock on the Nasdaq Small Cap Market was not $35 million or more, as required for continued inclusion on the Nasdaq Small Cap Market by the Nasdaq rules. The market value of our Common Stock remained below the minimum market value, and as a result the Nasdaq staff provided us with written notification that our Common Stock will be delisted. Currently we are appealing the staff's decision to a Listing Qualifications Panel primarily on the basis that we believe, following consummation of the Exchange Offer, that the market value of our Common Stock will substantially exceed the minimum required amount. The Listing Qualifications Panel may not grant our request to defer a determination of delisting until after the Exchange Offer is consummated. In that event our Common Stock will be delisted, our Common Stock will only be traded over the counter on the Nasdaq Bulletin Board and the liquidity and price of our Common Stock may be negatively affected. Even if our request is granted, we cannot assure you that we will achieve the necessary market value for our Common Stock following the Exchange Offer or that our Common Stock will maintain the necessary market value for any length of time. If we fail to achieve and maintain the market value for our Common Stock above that required by the Nasdaq rules, our Common Stock will ultimately be delisted from the Nasdaq SmallCap Market.

     We have also been advised by the Nasdaq staff that our Common Stock does not currently meet the minimum bid price per share of $1.00 necessary to maintain listing on the Nasdaq SmallCap Market as required by the Nasdaq rules. Although we believe that the reverse stock split proposal, if adopted at the Special Meeting, will allow us to regain compliance, we cannot assure you that the Common Stock will achieve the necessary bid price per share following the reverse stock split or that our Common Stock will maintain the necessary minimum bid price for any length of time. If we fail to achieve and maintain a bid price for our Common Stock above that required by the Nasdaq rules, our Common Stock will ultimately be delisted from the Nasdaq SmallCap Market.

We may experience volatility in our stock price that could affect your investment.

     The price of our Common Stock has been, and may continue to be, highly volatile in response to various factors, many of which are beyond our control, including:

     o    developments in the industries in which we operate;

     o actual or anticipated variations in quarterly or annual operating results;

     o    speculation in the press or investment community; and

     o announcements of technological innovations or new products by us or our competitors.

     Our Common Stock's market price may also be affected by our inability to meet analyst and investor expectations and failure to achieve projected financial results, including those set forth in this Offer to Exchange, or as a result of the issuance of the shares of Common Stock in the Offer and the dilution of the currently outstanding shares of Common Stock. Any failure to meet such expectations or projected financial results, even if minor, could cause the market price of our Common Stock to decline.

     In addition, assuming the tender of all outstanding Preferred Stock in the Offer, The 1818 Fund, will own approximately 47% of our Common Stock which may reduce the amount of shares of our Common Stock that are traded on a daily basis and potentially increase the volatility of the price thereof.

     Furthermore, stock markets have generally experienced a high level of price and volume volatility, and the market prices of equity securities of many companies have experienced wide price fluctuations not necessarily related to the operating performance of such companies. These broad market fluctuations may adversely affect our Common Stock's market price. In the past, securities class action lawsuits frequently have been instituted against such companies following periods of volatility in the market price of such companies' securities. If any such litigation is instigated against us, it could result in substantial costs and a diversion of management's attention and resources, which could have a material adverse effect on our business, results of operations, and financial condition.

After completion of the Exchange Offer one stockholder who is represented on our board of directors will control a significant percentage of our Common Stock and may cause us to take actions that are adverse to your interests.

     If all the Preferred Shares are tendered in the Exchange Offer, after the completion thereof, The 1818 Fund, which is represented on our board of directors, in the aggregate will beneficially own approximately 47% of our Common Stock. As a result, The 1818 Fund can significantly influence all matters requiring stockholder approval, including the election and removal of directors and approval of significant corporate transactions such as mergers, consolidations, and sales of assets. It also could dictate the management of our business and affairs. This concentration of ownership could have the effect of delaying, deferring, or preventing a change in control or impeding a merger or consolidation, takeover, or other business combination, which could cause the market price of our Common Stock to fall or prevent you from receiving a premium in such a transaction.

Anti-takeover provisions in our certificate of incorporation and bylaws and provisions of Delaware law could delay or prevent a change of control that you may favor.

     Certain provisions of our certificate of incorporation and bylaws may inhibit changes in control of us not approved by the board of directors. These provisions include: (i) a prohibition on stockholder action through written consents; (ii) a requirement that special meetings of stockholders be called only by the board of directors; (iii) advance notice requirements for stockholder proposals and nominations; (iv) limitations on the ability of stockholders to amend, alter or repeal the bylaws; and (v) the authority of the board of directors to issue, without stockholder approval, preferred stock with such terms as the board of directors may determine. We will also be afforded the protections of Section 203 of the Delaware General Corporation Law, which could have similar effects. The foregoing provisions could delay or make more difficult transactions involving a change in control of us or our management.

                SPECIAL FACTORS RELATING TO THE OFFER TO EXCHANGE

     In addition to the other information set forth herein, holders of Preferred Shares should carefully consider the following information:

Special Committee of the Board of Directors

     Because certain members of our Board of Directors either hold or are affiliated with holders of Preferred Stock, our Board of Directors formed a special committee (the "Special Committee") of its independent directors comprised of Messrs. John K. Aurell, W. Andrew Krusen, Jr. and Richard F. LaRoche, Jr., to evaluate the fairness, from a financial point of view, of the Exchange Offer to the holders of Common Stock. The Special Committee retained the services of a financial advisor, Morgan Keegan & Company, Inc. ("Morgan Keegan"). Morgan Keegan has rendered an opinion to the Special Committee as to the fairness, from a financial point of view, of the Exchange Offer to the holders of Common Stock. NONE OF THE SPECIAL COMMITTEE, MORGAN KEEGAN OR THE BOARD OF DIRECTORS HAS EVALUATED THE FAIRNESS OF THE EXCHANGE OFFER TO THE HOLDERS OF PREFERRED STOCK. ACCORDINGLY, NEITHER THE SPECIAL COMMITTEE

NOR THE BOARD OF DIRECTORS IS MAKING ANY RECOMMENDATION WHATSOEVER AS TO WHETHER HOLDERS OF PREFERRED STOCK SHOULD PARTICIPATE IN THE EXCHANGE OFFER.

     Prior to this Offer, members of the Special Committee discussed the possibility of the Exchange Offer with The 1818 Fund to ascertain its interest in participating in the transaction. The 1818 Fund is our largest holder of Preferred Stock and owns all of our outstanding Series E Preferred Stock, and approximately 73% of our outstanding Series G Preferred Stock. We have been advised by The 1818 Fund that it currently intends to tender all of its Preferred Stock in the Exchange Offer and to vote in favor of the Special Meeting Matters, subject to our receiving tenders of substantially all of the Preferred Stock in the Exchange Offer, in its sole judgment. The 1818 Fund has not advised us what level of tenders would, in its judgment, constitute "substantially all" of the Preferred Stock. The 1818 Fund is not obligated to participate in the Exchange Offer or to vote in favor of the Special Meeting Matters and may decide not to do so at any time for any reason. However, because this Offer is contingent upon The 1818 Fund tendering all of its Preferred Stock and because The 1818 Fund will determine the vote of holders of Series E Preferred Stock and Series G Preferred Stock at the Special Meeting, the Exchange Offer will not occur unless The 1818 Fund tenders, and we accept, all of its Preferred Stock in the Exchange Offer and votes in favor of the Special Meeting Matters.

     Two of our directors are associated with The 1818 Fund: Andrew C. Cowen is a Senior Vice President of and Lawrence C. Tucker is a General Partner of Brown Brothers Harriman & Co., a private investment banking firm that manages The 1818 Fund. In addition, Mr. Charles D. Hyman, one of our directors, owns approximately 0.5% of the outstanding Series D Preferred Stock.

     On the basis of its discussions with The 1818 Fund and the opinion of Morgan Keegan as to the fairness of the Exchange Offer, from a financial point of view, to the holders of Common Stock, and the potential failure to be able raise additional financing required for our new business plan as long as the Preferred Stock remains outstanding, the Special Committee recommended to the Board of Directors that we pursue the Exchange Offer. In structuring the terms of the Exchange Offer, the Special Committee considered the rights and preferences of the Preferred Shares, including the dividend rate; the relative preferences and other terms relative to the Common Shares; the fact that acceptance of the Offer is not mandatory and that each holder of the Preferred Stock may participate in its sole discretion; recent market prices for our Common Stock; the lack of attractive alternatives available to us in lieu of the Exchange Offer; the assumed pro forma effect of the Offer to Exchange on our consolidated capitalization; the United States federal income tax consequences of the Offer to Exchange on us and on the holders of our Preferred Stock; and the fairness opinion of Morgan Keegan.

     For the following reasons our Board of Directors determined to accept the recommendation of the Special Committee and proceed with the Exchange Offer: it will improve and simplify our capital structure and increase our net book value; it will reduce or eliminate the dividends and mandatory redemption obligation on our Preferred Stock; it is within the discretion of each holder of Preferred Stock to determine whether it should participate in the Exchange Offer; it will give holders of our Preferred Stock an opportunity to effectively convert their Preferred

Stock to Common Stock at a substantial premium to the conversion rates presently in effect for the Preferred Stock; it will give holders of our Preferred Stock an opportunity to obtain greater liquidity on their investment; it should significantly increase the aggregate market value of our Common Stock and facilitate our continued listing on the Nasdaq SmallCap Market; and the failure to convert the Preferred Stock into Common Stock will continue to be an impediment to financing our new business plan.

Determining Whether or Not to Tender

     NONE OF THE SPECIAL COMMITTEE, MORGAN KEEGAN OR THE BOARD OF DIRECTORS HAS EVALUATED THE FAIRNESS OF THE EXCHANGE OFFER TO THE HOLDERS OF PREFERRED STOCK. ACCORDINGLY, NEITHER THE SPECIAL COMMITTEE NOR THE BOARD OF DIRECTORS IS MAKING ANY RECOMMENDATION WHATSOEVER AS TO WHETHER HOLDERS OF PREFERRED STOCK SHOULD PARTICIPATE IN THE EXCHANGE OFFER.

     The decision to tender Preferred Shares pursuant to the Offer to Exchange should be made by holders of Preferred Shares after considering the value of the Preferred Shares they are tendering, the value of the Common Shares they are ultimately receiving, individual investment objectives and other factors affecting such holders individually, including any federal, state, local or foreign tax consequences of tendering Preferred Stock. Holders of Preferred Stock should consider the current market price of the Common Shares as well as their view of the future market price of the Common Shares. Holders of Preferred Stock are urged to evaluate carefully all information contained or incorporated by reference in this Offer to Exchange and to consult their own financial and tax advisors to make their own decisions concerning whether to tender Preferred Shares in the Offer to Exchange. See "Risk Factors," "Description of Our Preferred Stock," "Description of Our Common Stock," "Market for Common Stock" and "Material United States Federal Income Tax Consequences."

                                   MANAGEMENT

     The following table sets forth information about our directors and executive officers as of the date of this Offer to Exchange:

         Name                                         Position

  Horace J. Davis, III           Acting Chief Executive Officer,
                                    Treasurer and Senior Vice President --
                                    Chief Financial Officer
  Frank Grillo                   Chief Operating Officer
  Paul Kohler                    Chief Technology Officer
  Doug Jackson                   Senior Vice President Consumer Services
  Mike Slauson                   Senior Vice President Customer Service
                                    and Support Operations
  John Tomljanovic               Senior Vice President Business Operations
  John K. Aurell                 Director
  Andrew C. Cowen                Director
  Charles D. Hyman               Director

         Name                                         Position

  W. Andrew Krusen, Jr.          Director
  Richard F. LaRoche, Jr.        Director
  Lawrence C. Tucker             Director

     For additional information regarding our directors and officers, reference is hereby made to our definitive Proxy Statement on Schedule 14A filed on April 29, 2004.

                                 USE OF PROCEEDS

     We will not receive any cash proceeds from this Offer. Preferred Shares surrendered in exchange for Common Shares will be retired and returned to the pool of authorized but unissued Preferred Shares.

                              THE OFFER TO EXCHANGE

     This Offer to Exchange and the related Letter of Transmittal are being mailed to record holders of Preferred Shares and will be furnished to brokers, banks and similar persons whose names, or the names of whose nominees, appear on our stockholder lists or, if applicable, who are listed as participants in a clearing agency's security position listing for subsequent transmittal to beneficial owners of Preferred Shares.

Number of Shares

     Upon the terms and subject to the conditions of this Offer to Exchange, we will exchange all of the Preferred Shares outstanding, or such lesser number of Preferred Shares as are validly tendered and not withdrawn prior to the Expiration Date, for Common Shares as follows (subject in each case to the impact of any reverse stock split):

     o We will exchange 25.69030 shares of our Common Stock for each share of our Series D Preferred Stock, of which there were 3,976,723 shares outstanding as of September 27, 2004 (representing an exchange price of approximately $0.644 per share);

     o We will exchange 25.24216 shares of our Common Stock for each share of our Series E Preferred Stock, of which there were 4,166,667 shares outstanding as of September 27, 2004 (representing an exchange price of approximately $0.644 per share); and

     o We will exchange 161,469.4 shares of our Common Stock for each share of our Series G Preferred Stock, of which there were 171.214286 shares outstanding as of September 27, 2004 (representing an exchange price of approximately $0.898 per share).

     The actual number of shares of Common Stock to be issued in exchange for the Preferred Stock tendered in the Exchange Offer may be adjusted by the reverse stock split which is part of the Special Meeting Matters. Subject to the approval by our stockholders, our Board of Direc-tors will be authorized to amend our certificate of incorporation to effect a 3 for 1, 4 for 1, 5 for 1, 6 for 1, 7 for 1 or 8 for 1 reverse stock split of the outstanding shares of our Common Stock, with the actual implemented ratio to be determined by our Board of Directors in its discretion. If approved by our stockholders, the reverse stock split would become effective shortly before consummation of the Exchange Offer or on any other date selected by our Board of Directors prior to our next annual meeting of stockholders. Our Board of Directors may effect only one reverse stock split. In determining the reverse stock split ratio, our Board of Directors will consider numerous factors including the historical and projected performance of our Common Stock, the requirements for continued listing on the Nasdaq SmallCap Market, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the reverse stock split. The purpose of selecting a range is to give our Board of Directors the flexibility to provide for a post reverse stock split market price that may allow us to maximize our ability to support future growth. Even if the stockholders approve the reverse stock split, our Board of Directors will reserve the right not to effect the reverse stock split if the Board of Directors does not deem it to be in our or our stockholders' best interest to effect the reverse stock split. Accordingly, the actual number of shares of Common Stock outstanding will be adjusted by dividing such number of shares by the split ratio, if any, approved by our stockholders and ultimately effected.

     As of September 27, 2004, if all of the outstanding Preferred Stock was converted into Common Stock at the then prevailing conversion rates:

     o the former holders of Series D Preferred Stock would own approximately 10.4% of our Common Stock on a fully diluted basis;

     o the former holders of Series E Preferred Stock would own approximately 11.3% of our Common Stock on a fully diluted basis;

     o the former holders of Series G Preferred Stock would own approximately 26.1% of our Common Stock on a fully diluted basis; and

     o the current holders of Common Stock would own approximately 52.2% of our Common Stock on a fully diluted basis.

     As of the same date, if all of the outstanding Preferred Stock is exchanged in the Exchange Offer:

     o the former holders of Series D Preferred Stock would own approximately 34.0% of the Common Stock on a Fully Diluted Basis;

     o the former holders of Series E Preferred Stock would own approximately 35.0% of the Common Stock on a Fully Diluted Basis;

     o the former holders of Series G Preferred Stock would own approximately 9.2% of the Common Stock on a Fully Diluted Basis;

     o the current holders of Common Stock would own approximately 13.8% of the Common Stock on a Fully Diluted Basis; and

     o approximately 8.0% of the Fully Diluted Common Stock would have been reserved for issuance under the new management equity incentive plan.

     We will not issue fractional shares. In the event that a fraction of a Common Share becomes issuable upon consummation of the Offer to Exchange, we will pay you an amount in cash equal to the closing price of our Common Stock on the business day preceding such consummation (as adjusted to reflect the impact of any reverse stock split), multiplied by such fraction of a Common Share.

Expiration Date

     The term "Expiration Date" means 5:00 p.m., New York City time, on Tuesday, November 23, 2004, unless and until we, in our sole discretion, extend the period of time during which the Offer to Exchange will remain open, in which event the term "Expiration Date" shall refer to the latest time and date at which the Offer to Exchange shall expire. See "--Extension of the Tender Period; Termination; Amendment" below.

Procedures for Tendering Preferred Shares

     A holder who wishes to tender Preferred Shares for exchange pursuant to the Offer to Exchange must transmit a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates for such Preferred Shares and any other required documents, to the Exchange and Information Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     To be effectively tendered, Preferred Shares, the Letter of Transmittal and other required documents must be received by the Exchange and Information Agent at the address set forth on the last printed page of this Offer to Exchange prior to 5:00 p.m., New York City time, on the Expiration Date.

     The tender by a stockholder will constitute an agreement between that stockholder and us in accordance with the terms and subject to the conditions contained in this Offer to Exchange and in the Letter of Transmittal.

     The method of delivery of Preferred Shares and all other required documents is at your election. If you deliver your Preferred Shares by mail, we recommend registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to assure timely delivery. Please send all certificates representing Preferred Shares and Letters of Transmittal to the Exchange and Information Agent for the Offer to Exchange, at the address set forth on the last printed page of this Offer to Exchange. Please do not send these materials to us.

     If the Letter of Transmittal is signed by a person other than the registered holder of any Preferred Shares listed therein, these Preferred Shares must be endorsed or accompanied by a properly completed stock power and signed by the registered holder as the registered holder's name appears on the Preferred Share certificates.

     If the Letter of Transmittal or Preferred Shares or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, these persons should so indicate when signing, unless waived by us. If we waive any condition or matter with respect to any holder of Preferred Stock, we will similarly waive such condition or matter for all holders of Preferred Stock. Evidence satisfactory to us of their authority so to act must be submitted with the Letter of Transmittal.

     Signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Preferred Shares tendered pursuant thereto are tendered:

     o by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the Letter of Transmittal, or

     o    for the account of an Eligible Institution.

     In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-5 under the Exchange Act (an "Eligible Institution").

     We will determine all questions as to the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Preferred Shares in our sole discretion, which determination shall be final and binding. We reserve the absolute right to reject any and all Preferred Shares not properly tendered or any Preferred Shares, our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to particular Preferred Shares; provided that any such waiver shall similarly apply to all holders of Preferred Stock. Our interpretation of the terms and conditions of the Offer to Exchange, including the instructions in the Letter of Transmittal, shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Preferred Shares must be cured within the time as we shall determine. Neither we, the Exchange and Information Agent nor any other person shall incur any liability for failure to give notice of any defect or irregularity with respect to any tender of Preferred Shares. Tenders of Preferred Shares will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Preferred Shares received by the Exchange and Information Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will not be deemed to have been properly tendered. Any Preferred Shares received by the Exchange and Information Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange and Information Agent to the tendering stockholder, unless otherwise provided in the Letter of Transmittal, promptly following the Expiration Date.

Conditions

     Consummation of the Exchange Offer is conditioned upon the approval of stockholders of the Special Meeting Matters and upon the tender by The 1818 Fund of all Preferred Stock that it owns in the Exchange Offer and our acceptance of those shares. In addition, notwithstanding any other provision of this Offer to Exchange, we shall not be required to accept for exchange any Preferred Shares tendered, and may terminate or amend the Offer or may postpone the acceptance for exchange of any Preferred Shares tendered, if at any time on or before the expiration of the Offer, any of the following events shall have occurred which, in our reasonable judgment, makes it inadvisable to proceed with the Offer to Exchange or with such exchange:

     o any action or proceeding is instituted or threatened in any court or by or before any governmental agency with respect to the Offer, or any material adverse development has occurred in any existing action or proceeding with respect to us or any of our subsidiaries, which, in our reasonable judgment, might materially impair our ability to proceed with the Offer;

     o any law, statute, rule or regulation is proposed, adopted or enacted which, in our reasonable judgment, might materially impair our ability to proceed with the Offer; or

     o any governmental approval has not been obtained, which approval we, in our reasonable judgment, shall deem necessary for the consummation of the Offer as contemplated hereby.

     The foregoing conditions may be asserted by us regardless of the circumstances giving rise to any such condition or may be waived by us in whole or in part. With the exception of those dependent on the receipt of necessary governmental approvals, all of the foregoing conditions must be satisfied or waived on or before the Expiration Date. We will promptly terminate the Offer or issue a press release stating our intentions upon becoming aware of any condition that may not be satisfied. Any determination by us concerning the foregoing conditions shall be final and binding on all parties.

     If we determine in our reasonable discretion that any of the conditions are not satisfied, we may:

     o refuse to accept the Preferred Shares and return all tendered shares to the tendering holders;

     o extend the Offer and retain all Preferred Shares tendered prior to the expiration of the Offer, subject, however, to the rights of holders to withdraw their tendered shares (see "--Withdrawal of Tenders"); or

     o waive the unsatisfied conditions with respect to the Offer and accept all properly tendered Preferred Shares that have not been withdrawn. If such a waiver constitutes a material change to the Offer, we will promptly disclose this waiver by means of an Offer supplement that will be distributed to the record holders of Preferred Shares. We will also extend the Offer for a period of five to ten business days, depending upon the significance of the waiver and the manner of disclosure to the record holders, if the Offer would otherwise expire during such five to ten business day period.

Acceptance of Preferred Shares for Exchange; Delivery of Common Shares

     For purposes of the Offer, we shall be deemed to have accepted properly tendered Preferred Shares for exchange when, as and if we have given oral or written notice thereof to the Exchange and Information Agent.

     In all cases, the issuance of Common Shares for Preferred Shares that are accepted for exchange pursuant to the Offer will be made only after timely receipt by the Exchange and Information Agent of certificates for the Preferred Shares, a properly completed and duly executed Letter of Transmittal and all other required documents. If any tendered Preferred Shares are not accepted for any reason set forth in the terms and conditions of the Offer, or if Preferred Shares are submitted for a greater principal amount than the stockholder desires to exchange, these unaccepted or non-exchanged Preferred Shares will be promptly returned without expense to the tendering stockholder of these Preferred Shares.

     All tendered Preferred Shares will promptly be either (1) exchanged for shares of Common Stock or (2) returned to the tendering stockholder following the Expiration Date.

Guaranteed Delivery Procedures

     Stockholders who wish to tender their Preferred Shares and whose Preferred Shares are not immediately available, or who cannot deliver their Preferred Shares, the Letter of Transmittal or any other required documents to the Exchange and Information Agent prior to the Expiration Date, may effect a tender if:

     o    the tender is made through an Eligible Institution;

     o prior to the Expiration Date, the Exchange and Information Agent receives from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery, by facsimile transmission, mail or hand delivery, setting forth the name and address of the stockholder, the certificate number(s) of the Preferred Shares and the principal amount of Preferred Shares tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) Nasdaq Stock Market trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Preferred Shares and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange and Information Agent; and

     o such properly completed and executed Letter of Transmittal (or facsimile thereof) as well as the certificate(s) representing all tendered Preferred Shares in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange and Information Agent within three Nasdaq Stock Market trading days after the Expiration Date.

Lost or Missing Certificate

     If you desire to tender Preferred Shares pursuant to this Offer to Exchange, but the certificates representing such Preferred Shares have been mutilated, lost, stolen or destroyed, you should write to or telephone the Exchange and Information Agent at the addresses or telephone numbers listed on the last printed page of this Offer to Exchange, about procedures for obtaining replacement certificates for such Preferred Shares, arranging for indemnification or about any other matter that requires handling by the Exchange and Information Agent.

Withdrawal of Tenders

     Except as otherwise provided herein, tenders of Preferred Shares may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     To withdraw a tender of Preferred Shares in the Offer to Exchange, a written or facsimile transmission notice of withdrawal must be received by the Exchange and Information Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

     You also have the right to withdraw your tendered Preferred Shares at any time after the expiration of 40 business days from the commencement of the Offer to Exchange, which is November 24, 2004, if we have not yet accepted your Preferred Shares for exchange at that time.

     Any notice of withdrawal must:

     o specify the name of the person having deposited the Preferred Shares to be withdrawn (the "Depositor");

     o identify the Preferred Shares to be withdrawn (including the certificate numbers and principal amounts of such Preferred Shares);

     o be signed by the stockholder in the same manner as the original signature on the Letter of Transmittal by which such Preferred Shares were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee with respect to the Preferred Shares register the transfer of these Preferred Shares into the name of the person withdrawing the tender; and

     o specify the name in which any of the Preferred Shares are to be registered, if different from that of the Depositor.

     If certificates representing Preferred Shares have been delivered or otherwise identified to the Exchange and Information Agent, then, prior to the release of such certificates, the withdrawing stockholder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal. We will determine in our sole discretion all questions as to the validity, form and eligibility (including time of receipt) of those notices, which determination shall be final and binding on all parties. Any Preferred Shares so withdrawn will be deemed not to have been validly tendered for purposes of the Offer and no Common Stock will be issued with respect thereto unless the Preferred Shares so withdrawn are validly retendered. Properly withdrawn Preferred Shares may be retendered by following one of the procedures described above.

     Any Preferred Shares that have been tendered but that are not accepted for exchange due to withdrawal, rejection of tender or termination of the Offer will be returned promptly after withdrawal, rejection of tender or termination of the Offer to the holder of the Preferred Shares, without cost to the stockholder.

Exchange and Information Agent

     We have appointed Andrew L. Graham as the Exchange and Information Agent for the Offer. All completed Letters of Transmittal should be directed to the Exchange and Information Agent at the address set forth on the last printed page of this Offer to Exchange.

     Delivery of a Letter of Transmittal to an address other than the address listed herein or transmission of instructions by facsimile other than as set forth herein is not valid delivery of the Letter of Transmittal.

     All questions regarding the procedures for tendering in the Offer and requests for assistance in tendering your Preferred Shares can be directed to the Exchange and Information Agent at the telephone number or the address on the last printed page of this Offer to Exchange.

     Requests for additional copies of this Offer to Exchange, the Letter of Transmittal or other exchange offer materials, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2004, our 2003 Annual Report on Form 10-K and our 2002 Annual Report on Form 10-K, or any of the other documents incorporated by reference herein, may be directed to the Exchange and Information Agent at the telephone number and address listed on the last printed page of this Offer to Exchange.

     All deliveries, correspondence and questions sent or presented to the Exchange and Information Agent relating to the Offer should be directed to the address or telephone number set forth on the last printed page of this Offer to Exchange.

Extension of the Tender Period; Termination; Amendment

     We expressly reserve the absolute right, in our sole discretion:

     o to delay accepting any Preferred Shares, to extend the Offer or, if in our reasonable judgment, any of the conditions described above under the caption "--Conditions" are not satisfied, to terminate the Offer or waive any condition set forth in the Offer, by giving oral or written notice of this delay, extension, termination or waiver to the Exchange and Information Agent;

     o to amend the terms of the Offer in any manner, any such amendment to be followed promptly by a public announcement thereof; and

     o to terminate the Offer and not accept for exchange Preferred Shares tendered pursuant thereto.

     Our reservation of the right to delay the exchange of Preferred Shares is limited by Rule 13e-4(f)(5) promulgated under the Exchange Act, which requires that we must pay the consideration offered or return the Preferred Shares tendered promptly after termination or withdrawal of the Offer. Any waiver, amendment or modification will apply to all Preferred Shares tendered, regardless of when or in what order such Preferred Shares were tendered. Any extension or termination of the Offer or any amendment or modification of the terms set forth in the Offer will be followed promptly by public announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date, unless otherwise required by applicable law or regulation.

     If we materially change the terms of the Offer or the information concerning the Offer, we will extend the Offer to the extent required by Rules 13e-4(d)(2) and 13e-4(e)(3) promulgated under the Exchange Act. These rules provide certain minimum periods during which an offer must remain open following material changes in the terms of the Offer or information concerning the Offer. We will promptly disclose such amendment by means of an Offer supplement that will be distributed to record holders of Preferred Shares, and extend the Offer for a period of five to ten business days, depending upon the significance of the amendment and the manner of disclosure to the registered holders, if the Offer would otherwise expire during such five to ten business day period.

     Without limiting the manner in which we may choose to make a public announcement of any delay, extension, termination or amendment of the Offer, except as required by applicable law, we have no obligation to publish, advertise or otherwise communicate any such public announcement, other than by making a timely release to Business Wire, for further dissemination to leading financial and general news organizations, including Associated Press, Dow Jones and Reuters.

Accounting Treatment

     The exchange of Common Stock for Preferred Stock will be treated as an induced conversion for accounting purposes per Financial Accounting Standards Board ("FASB") Statement No. 84, "Induced Conversions of Convertible Debt." An "induced conversion" is considered to occur when the conversion privileges, pursuant to the original terms of the instrument, are changed or additional consideration is offered to security holders for the purpose of inducing prompt conversion of the security. Per Topic D-42 and FASB 84, a dividend charge will be incurred representing the difference between the value of the Common Stock issued in the Offer, and the value of the shares that were issuable under the original conversion terms of the Preferred Stock. The dividend charge will result in an adjustment to net earnings in the quarter in which the conversion is approved. This adjustment is expected to be a reduction to net earnings, assuming our Common Stock price remains below the Preferred Stock effective exchange price on the day the conversion is approved. Earnings per share attributable to Common Stock will be adjusted due to the dividend and will show an even greater loss per Common Share outstanding.

Regulatory Approvals

     We do not believe that the receipt of any material federal or state regulatory approvals will be necessary in connection with the Offer.

Voluntary Exchange

     Participation in the Offer is voluntary and holders of Preferred Shares should carefully consider whether to accept the terms and conditions of the Offer. Holders of the Preferred Shares are urged to consult their financial and tax advisors in making their own decisions on what action to take with respect to the Offer.

                       Description of Our Preferred Stock

     The following are summaries of the principal terms and conditions of each series of our outstanding Preferred Stock, as provided in our Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"). The following summaries are subject to, and qualified in their entirety by reference to, all of the provisions of the Certificate of Incorporation. In addition, as described above, if the proposed amendments contemplated in the Special Meeting Matters that will be described in the proxy statement to be prepared for the Special Meeting are adopted, the terms of the Series D Preferred Stock and Series G Preferred Stock will change significantly and will cease to have certain preferential rights that they had prior to the Offer.

                            Series D Preferred Stock

Series D Preferred Shares Outstanding.............. 3,976,723 preferred shares
                                                    (as of September 27, 2004)

Parity with Series E Preferred Stock............... The Series D Preferred Stock
                                                    ranks on a parity with the
                                                    Series E Preferred Stock
                                                    with respect to dividend
                                                    rights and rights on
                                                    liquidation, dissolution or
                                                    winding up.

Dividends.......................................... Dividends equal to 8% per annum of the Liquidation
                                                    Preference (as defined
                                                    below), are payable at the
                                                    option of the Board of
                                                    Directors in cash,
                                                    additional shares of Series
                                                    D Preferred Stock or in any
                                                    combination thereof.
                                                    Dividends automatically
                                                    accrue and are added to the
                                                    Liquidation Preference of
                                                    the Series D Preferred Stock
                                                    in the absence of a payment
                                                    election by the Board of
                                                    Directors.

Restriction on Dividends on Common Stock........... No dividends may be declared or paid on shares of Common
                                                    Stock while there are any
                                                    shares of Series D Preferred
                                                    Stock outstanding, nor may
                                                    we redeem, purchase or
                                                    acquire stock that is junior
                                                    in rights and preferences to
                                                    the Series D Preferred Stock
                                                    ("Junior Stock") in excess
                                                    of 1 million shares of
                                                    Common Stock in any 12-month
                                                    period, unless all accrued
                                                    and unpaid dividends on the
                                                    Series D Preferred Stock
                                                    have been paid or set aside
                                                    for payment and sufficient
                                                    funds for payment of current
                                                    dividends on the Series D
                                                    Preferred have been paid or
                                                    set aside for payment. We
                                                    may declare and pay
                                                    dividends on Junior Stock
                                                    which are payable in
                                                    additional shares, or an
                                                    increase in the liquidation
                                                    value of, Junior Stock.

Optional Redemption................................ The Series D Preferred Stock
                                                    is redeemable at our option
                                                    at any time at a price per
                                                    share equal to the
                                                    Liquidation Preference, plus
                                                    a premium ranging from 5% in
                                                    the year following the third
                                                    anniversary of the original
                                                    issue date thereof to 0%
                                                    from and after the eighth
                                                    anniversary of such original
                                                    issue date, plus accrued and
                                                    unpaid dividends, whether or
                                                    not declared, to the
                                                    redemption date. The premium
                                                    for a redemption at our
                                                    option in effect from the
                                                    date of this Offer to
                                                    Exchange to June 30, 2005 is
                                                    4%.

Mandatory Redemption............................... The Series D Preferred Stock
                                                    is mandatorily redeemable by
                                                    us in 2008, at a price per
                                                    share equal to the
                                                    Liquidation Preference plus
                                                    all accrued but unpaid
                                                    dividends, whether or not
                                                    declared, to the redemption
                                                    date.

Liquidation Preference............................. $12.00 per share, plus accrued and unpaid
                                                    dividends, prior to any
                                                    payment in respect of Junior
                                                    Stock. The Series D
                                                    Preferred Stock has parity
                                                    with the Series E Preferred
                                                    Stock ("Parity Stock"). In
                                                    the event that the proceeds
                                                    available on liquidation are
                                                    insufficient to satisfy the
                                                    Liquidation Preference of
                                                    the Series D Preferred Stock
                                                    and the Parity Stock, the
                                                    proceeds shall be
                                                    distributed among the
                                                    holders of the Series D
                                                    Preferred Stock and the
                                                    Parity Stock ratably in
                                                    proportion to the total
                                                    amounts to which all holders
                                                    of Series D Preferred Stock
                                                    and the Parity Stock are
                                                    entitled upon liquidation.

Conversion Rights.................................. Holders may convert each share of Series D Preferred
                                                    Stock into 1.3905 shares of
                                                    Common Stock at any time,
                                                    subject to adjustment.

Forced Conversion.................................. We have the right to convert all (and not less than all)
                                                    shares of Series D Preferred
                                                    Stock each time the Common
                                                    Stock trades at a price per
                                                    share exceeding two times
                                                    the then-applicable
                                                    Conversion Price for twenty
                                                    consecutive trading days.
                                                    Based upon a Conversion
                                                    Price of $8.47 (as of
                                                    September 27, 2004), we have
                                                    the right to convert all
                                                    (and not less than all)
                                                    shares of Series D Preferred
                                                    Stock each time that the
                                                    Common Stock trades at a
                                                    price per share exceeding
                                                    $16.94 for twenty
                                                    consecutive trading days.

Voting Rights...................................... Each holder of Series D
                                                    Preferred Stock is entitled
                                                    to a number of votes equal
                                                    to the number of shares of
                                                    Common Stock into which that
                                                    holder's shares of Series D
                                                    Preferred Stock are then
                                                    convertible. The Series D
                                                    Preferred Stock votes as a
                                                    single class with the Common
                                                    Stock on all matters
                                                    submitted to stockholders.
                                                    The approval of seventy
                                                    percent (70%) of the
                                                    outstanding voting power of
                                                    the Series D Preferred Stock
                                                    is necessary to authorize or
                                                    issue any stock that is
                                                    senior to or on parity with
                                                    the Preferred Stock.

Accumulated Unpaid Dividends and Interest.......... $4.55 in the aggregate per share of Series D Preferred
                                                    Stock (as of September 27,
                                                    2004). Total accumulated
                                                    unpaid dividends and
                                                    interest on all issued and
                                                    outstanding shares of Series
                                                    D Preferred Stock are
                                                    $65,809,802 as of September
                                                    27, 2004.

                            Series E Preferred Stock

Series E Preferred Shares Outstanding.............. 4,166,667 preferred shares
                                                    (as of September 27, 2004)

Parity with Series D Preferred Stock............... The Series E Preferred Stock
                                                    ranks on a parity with the
                                                    Series D Preferred Stock
                                                    with respect to dividend
                                                    rights and rights on
                                                    liquidation, dissolution or
                                                    winding up.

Dividends.......................................... Cumulative dividends equal to 8% per annum of the
                                                    Liquidation Preference (as
                                                    defined below). At our
                                                    option, no dividends are
                                                    payable in cash until the
                                                    earlier of redemption or
                                                    liquidation. If
                                                    we do not pay dividends,
                                                    they automatically accrue
                                                    and are added to the
                                                    Liquidation Preference of
                                                    the Series E Preferred
                                                    Stock. In the event of
                                                    conversion of shares of
                                                    Series E Preferred Stock,
                                                    accrued and unpaid dividends
                                                    shall be applied to increase
                                                    the number of shares of
                                                    Common Stock into which
                                                    shares of Series E Preferred
                                                    Stock are convertible.

Restriction on Redemption of Junior Stock.......... If dividends payable on
                                                    Shares of Series E Preferred
                                                    Stock are not paid in full
                                                    in cash, we may not redeem,
                                                    purchase or acquire stock
                                                    that is junior in rights and
                                                    preferences to the Series E
                                                    Preferred Stock ("Junior
                                                    Stock") in excess of 1
                                                    million shares of Common
                                                    Stock in any 12-month period
                                                    unless all accrued and
                                                    unpaid dividends on the
                                                    Series E Preferred Stock
                                                    have been paid or set aside
                                                    for payment and sufficient
                                                    funds for payment of current
                                                    dividends on the Series E
                                                    Preferred have been paid or
                                                    set aside for payment.

Participation with Dividends on Common Stock....... In the event that we declare and pay any dividends or
                                                    make any distributions on
                                                    Common Stock (whether in
                                                    cash, stock, or pursuant to
                                                    a stockholder rights plan),
                                                    each holder of Series E
                                                    Preferred Stock shall be
                                                    entitled to receive the
                                                    dividend which is payable to
                                                    the number of shares of
                                                    Common Stock into which that
                                                    holder's shares of Series E
                                                    Preferred Stock are then
                                                    convertible.

Optional Redemption................................ The Series E Preferred Stock
                                                    is not redeemable at our
                                                    option prior to July 2,
                                                    2006. From and after July 2,
                                                    2006, the Series E Preferred
                                                    Stock is redeemable at our
                                                    option at any time at a
                                                    price per share equal to the
                                                    Liquidation Preference, plus
                                                    a premium equal to 2% in the
                                                    year beginning July 2, 2006,
                                                    1% on the year beginning
                                                    July 2, 2007, and 0% from
                                                    and after October 19, 2008,
                                                    plus accrued and unpaid
                                                    dividends, whether or not
                                                    declared, to the redemption
                                                    date.

Mandatory Redemption............................... The Series E Preferred Stock
                                                    is mandatorily redeemable by
                                                    us on October 19, 2008, at a
                                                    price
                                                    per share equal to the
                                                    Liquidation Preference plus
                                                    all accrued but unpaid
                                                    dividends, whether or not
                                                    declared, to the redemption
                                                    date.

Liquidation Preference............................. $12.00 per share, plus accrued and unpaid
                                                    dividends, prior to any
                                                    payment in respect of Junior
                                                    Stock. The Series E
                                                    Preferred Stock has parity
                                                    with the Series D Preferred
                                                    Stock ("Parity Stock"). In
                                                    the event that the proceeds
                                                    available on liquidation are
                                                    insufficient to satisfy the
                                                    Liquidation Preference of
                                                    the Series E Preferred Stock
                                                    and the Parity Stock, the
                                                    proceeds shall be
                                                    distributed among the
                                                    holders of the Series E
                                                    Preferred Stock and the
                                                    Parity Stock ratably in
                                                    proportion to the total
                                                    amounts to which all holders
                                                    of Series E Preferred Stock
                                                    and the Parity Stock are
                                                    entitled upon liquidation.

Conversion Rights.................................. Holders may convert each share of Series E Preferred
                                                    Stock into 2.5737 shares of
                                                    Common Stock at any time,
                                                    subject to adjustment.

Forced Conversion.................................. From and after July 2, 2006, we have the right to convert
                                                    all (and not less than all)
                                                    shares of Series E Preferred
                                                    Stock each time the Common
                                                    Stock trades at a price per
                                                    share exceeding 250% of the
                                                    then-applicable Conversion
                                                    Price for twenty consecutive
                                                    trading days. Based upon a
                                                    Conversion Price of $8.08
                                                    (as of September 27, 2004),
                                                    from and after July 2, 2006,
                                                    we would have the right to
                                                    convert all (and not less
                                                    than all) shares of Series E
                                                    Preferred Stock each time
                                                    that the Common Stock trades
                                                    at a price per share
                                                    exceeding $20.20 for twenty
                                                    consecutive trading days.

Voting Rights...................................... Each holder of Series E
                                                    Preferred Stock is entitled
                                                    to a number of votes equal
                                                    to the number of shares of
                                                    Common Stock into which that
                                                    holder's shares of Series E
                                                    Preferred Stock are then
                                                    convertible. The Series E
                                                    Preferred Stock votes as a
                                                    single class with the Common
                                                    Stock on all matters
                                                    submitted to stockholders.
                                                    The approval of at least
                                                    fifty percent (50%) of the
                                                    outstanding voting power of
                                                    the Series E Preferred Stock
                                                    is necessary to authorize or
                                                    issue any stock that is
                                                    senior to or on parity with
                                                    the Series E Preferred

                                                    Stock, or effect certain
                                                    mergers or acquisitions
                                                    involving material
                                                    subsidiaries, sales of
                                                    assets in excess of $50
                                                    million, incurrence of
                                                    indebtedness for borrowed
                                                    money in excess of $100
                                                    million.

Accumulated Unpaid Dividends and Interest.......... $4.26 in the aggregate per share of Series E Preferred
                                                    Stock (as of September 27,
                                                    2004). Total accumulated
                                                    unpaid dividends and
                                                    interest on all issued and
                                                    outstanding shares of Series
                                                    E Preferred Stock are
                                                    $67,750,315 as of September
                                                    27, 2004.

                            Series G Preferred Stock

Series G Preferred Shares Outstanding.............. 171.214286 preferred shares
                                                    (as of September 27, 2004)

Junior to Series D Preferred Stock and Series E
   Preferred Stock................................. The Series G Preferred Stock
                                                    ranks junior to the Series D
                                                    Preferred Stock and the
                                                    Series E Preferred Stock
                                                    with respect to dividend
                                                    rights and rights on
                                                    liquidation, dissolution or
                                                    winding up.

Dividends.......................................... Cumulative dividends equal to 12% per annum of the
                                                    Liquidation Preference (as
                                                    defined below). At our
                                                    option, no dividends are
                                                    payable in cash until the
                                                    earlier of redemption or
                                                    liquidation. If we do not
                                                    pay dividends, they
                                                    automatically accrue and are
                                                    added to the Liquidation
                                                    Preference of the Series G
                                                    Preferred Stock. In the
                                                    event of conversion of
                                                    Series G Preferred Stock
                                                    into Common Stock, accrued
                                                    and unpaid dividends are
                                                    applied to increase the
                                                    number of shares of Common
                                                    Stock into which the Series
                                                    G Preferred Stock is
                                                    convertible.

Restriction on Dividends on Common Stock........... If dividends payable on the shares of Series G Preferred
                                                    Stock are not paid in full
                                                    in cash, we may not redeem,
                                                    purchase or acquire stock
                                                    that is junior in rights and
                                                    preferences to the Series G
                                                    Preferred Stock ("Junior
                                                    Stock") in excess of 1
                                                    million shares of Common
                                                    Stock in any 12-month period
                                                    unless all accrued and
                                                    unpaid dividends on the
                                                    Series G Preferred Stock
                                                    have been
                                                    paid or set aside for
                                                    payment and sufficient funds
                                                    for payment of dividends on
                                                    the Series G Preferred have
                                                    been paid or set aside for
                                                    payment.

Optional Redemption................................ Subject to the rights and privileges of the holders of
                                                    the Series D Preferred Stock
                                                    and the Series E Preferred
                                                    Stock, the Series G
                                                    Preferred Stock is
                                                    redeemable at our option at
                                                    any time after September 18,
                                                    2002 at a price per share
                                                    equal to the Liquidation
                                                    Preference, plus accrued and
                                                    unpaid dividends, whether or
                                                    not declared, to the
                                                    redemption date.

Right to Put Series G Preferred Stock on Change in
   Control......................................... Subject to the rights and privileges of the holders of
                                                    the Series D Preferred Stock
                                                    and the Series E Preferred
                                                    Stock, in the event that on
                                                    or prior to July 2, 2006, a
                                                    Change in Control occurs,
                                                    each holder of shares of
                                                    Series G Preferred Stock has
                                                    the option to require us to
                                                    redeem all of such holder's
                                                    Series G Preferred Stock for
                                                    a price equal to 125% of the
                                                    sum of the Liquidation
                                                    Preference and accrued and
                                                    unpaid dividends through the
                                                    redemption date.

Mandatory Redemption............................... Subject to the rights and privileges of the holders of
                                                    the Series D Preferred Stock
                                                    and the Series E Preferred
                                                    Stock, the Series G
                                                    Preferred Stock is
                                                    mandatorily redeemable by us
                                                    on September 18, 2006, at a
                                                    price per share equal to the
                                                    Liquidation Preference plus
                                                    all accrued but unpaid
                                                    dividends, whether or not
                                                    declared, to the redemption
                                                    date.

Liquidation Preference............................. Subject to the rights and privileges of the holders of
                                                    the Series D Preferred Stock
                                                    and the Series E Preferred
                                                    Stock, $100,000.00 per
                                                    share, plus accrued and
                                                    unpaid dividends, prior to
                                                    any payment in respect of
                                                    Junior Stock.

Conversion Rights.................................. Holders may convert each share of Series G Preferred
                                                    Stock into 113,262 shares of
                                                    Common Stock at any time
                                                    (based upon a Conversion
                                                    Price of $1.28, as of
                                                    September 27, 2004).

Automatic Conversion............................... If at any time the Common
                                                    Stock trades at a price per
                                                    share of $10.00 for twenty
                                                    consecutive trading days.
                                                    Based upon a Conversion
                                                    Price of

                                                    $1.28 (as of September 27,
                                                    2004), each share of Series
                                                    G Preferred Stock is
                                                    convertible into
                                                    118,901.6174 shares of
                                                    Common Stock.

Voting Rights...................................... The holders of the Series G
                                                    Preferred Stock are not
                                                    entitled to any voting
                                                    rights, except as required
                                                    by law.

Accumulated Unpaid Dividends and Interest.......... $44,974.90 in the aggregate per share of Series G
                                                    Preferred Stock (as of
                                                    September 27, 2004). Total
                                                    accumulated unpaid dividends
                                                    and interest on all issued
                                                    and outstanding shares of
                                                    Series G Preferred Stock are
                                                    $24,821,153 as of September
                                                    27, 2004.

                         DESCRIPTION OF OUR COMMON STOCK

     We are authorized to issue 150,000,000 shares of Common Stock, of which 38,776,343 shares were outstanding on September 27, 2004. All shares of Common Stock have equal rights to participate in the distribution of assets in the event of a liquidation of Z-Tel, subject to the preferences established on the Preferred Stock. Each holder of Common Stock is entitled to one vote for each share held on all matters submitted to a vote of the stockholders. Common Stock carries no conversion, preemptive or subscription rights and is not subject to redemption. All outstanding shares of Common Stock are fully paid and nonassessable. Although holders of Common Stock are entitled to receive any dividends declared thereon by the Board of Directors out of legally available funds, we have never paid a cash dividend on our Common Stock and are prohibited from doing so by the terms of the agreements governing our indebtedness. As a result, we do not anticipate paying any dividends in the foreseeable future.

     In addition, in our proxy statement to be prepared in connection with the Special Meeting Matters we intend to request that our stockholders authorize our Board of Directors to adopt one of several reverse stock split proposals. If the reverse stock split is approved, the number of outstanding shares of Common Stock outstanding will be reduced, but the number of authorized shares of Common Stock under our charter will not change.

                   MARKET FOR COMMON STOCK AND PREFERRED STOCK

     Our Common Stock currently trades on the Nasdaq SmallCap Market under the symbol "ZTEL." Our Preferred Stock does not trade on an exchange, nor is it listed or quoted on an inter-dealer quotation system. The price ranges presented below for Common Stock represent high and low sale prices for each quarter, as reported by the Nasdaq SmallCap Market. There is no established trading market for the Preferred Stock.

                                                         HIGH             LOW
      2002 (1):
          First Quarter                                 $2.98             $1.25
          Second Quarter                                $2.25             $0.35
          Third Quarter                                 $1.55             $0.41
          Fourth Quarter                                $1.37             $0.70
      2003:
          First Quarter                                 $1.60             $0.60
          Second quarter                                $2.99             $1.58
          Third Quarter                                 $3.25             $1.70
          Fourth Quarter                                $3.08             $1.40
      2004:
          First Quarter                                 $4.79             $2.00
          Second Quarter                                $3.19             $1.25
          Third Quarter                                 $1.41             $0.29
          October 1, 2004 through October 20, 2004      $0.56             $0.37

     (1) Prices for our Common Stock for periods prior to September 10, 2002 represent stock prices on the Nasdaq National Market, the exchange on which our Common Stock was listed prior to such date.


     As of September 27, 2004, there were 229 record holders of Common Shares, 36 record holders of Series D Preferred Shares, 1 record holder of Series E Preferred Shares, and 7 record holders of Series G Preferred Shares.

     By letter dated July 28, 2004, the Nasdaq Stock Market, Inc. notified us that for 10 consecutive days, the market value of our Common Stock on the Nasdaq SmallCap Market was not $35 million or more, as required for continued inclusion on the Nasdaq SmallCap Market by the Nasdaq rules. The market value of our Common Stock remained below the minimum market value, and as a result the Nasdaq staff provided us with written notification that our Common Stock will be delisted. Currently we are appealing the staff's decision to a Listing Qualifications Panel primarily on the basis that we believe, following consummation of the Exchange Offer, that the market value of our Common Stock will substantially exceed the minimum required amount. The Listing Qualifications Panel may not grant our request to defer a determination of delisting until after the Exchange Offer is consummated. In that event our Common Stock will be delisted, our Common Stock will only be traded over the counter on the Nasdaq Bulletin Board and the liquidity and price of our Common Stock may be negatively affected. Even if our request is granted, we may not achieve the necessary market value for our Common Stock following the Exchange Offer or our Common Stock may not maintain the necessary market value for any length of time. If we fail to achieve and maintain the market value for our Common Stock above that required by the Nasdaq rules, our Common Stock will ultimately be delisted from the Nasdaq SmallCap Market.

     We have also been advised by the Nasdaq staff that our Common Stock does not currently meet the minimum bid price per share of $1.00 necessary to maintain listing on the

Nasdaq SmallCap Market as required by the Nasdaq rules. Although we believe that the reverse stock split proposal, if adopted at the Special Meeting, will allow us to regain compliance, we may not achieve the necessary bid price per share following the reverse stock split or our Common Stock may not maintain the necessary minimum bid price for any length of time. If we fail to achieve and maintain a bid price for our Common Stock above that required by the Nasdaq rules, our Common Stock will ultimately be delisted from the Nasdaq SmallCap Market

             MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes certain material United States ("U.S.") federal income tax consequences to U.S. holders of Preferred Shares who exchange their Preferred Shares for the Exchange Consideration pursuant to the Offer to Exchange. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, or different interpretations. Tax consequences that are different from or in addition to those described herein may apply to holders of Preferred Shares who are subject to special treatment under the U.S. federal income tax laws, such as non-U.S. persons, tax-exempt organizations, financial institutions, insurance companies, broker-dealers, U.S. holders whose functional currency is not the U.S. dollar, holders who hold their Preferred Shares as part of a hedge, straddle, wash sale, synthetic security, conversion transaction or other integrated investment comprised of Preferred Shares and one or more other investments, and persons who acquired their shares in compensatory transactions. This discussion does not address non-U.S. or state or local tax considerations.

     The summary of U.S. federal income tax consequences below is for general information only. This discussion is not a substitute for an individual analysis of the tax consequences of the exchange to a particular holder of Preferred Shares. Each holder of Preferred Shares should consult a tax adviser regarding the particular federal, state, local and non-U.S. tax consequences of the exchange in light of such holder's own situation.

     Based upon discussions with our tax counsel, we believe that the Offer will qualify as a reorganization under Section 368(a)(1)(E) of the Code. However, we did not seek or obtain any tax opinion with respect to the tax consequences of the Offer. Assuming the Offer qualifies as a reorganization for federal income tax purposes, the following U.S. federal income tax consequences will occur:

     o you will not recognize gain or loss upon the receipt of Common Stock solely in exchange for the face amount of your Preferred Shares pursuant to the Offer to Exchange. However, you will be treated as having received a distribution with respect to your Preferred Shares to the extent Common Stock is received for accrued but unpaid dividends on the Preferred Shares. Common Stock is deemed received for accrued and unpaid dividends only to the extent of the lesser of: 1) the amount by which the fair market value of the aggregate Common Stock received in the exchange exceeds the aggregate issue price of the Preferred Shares surrendered; or 2) the amount of dividends in arrears. Any deemed distribution for accrued dividends will be treated as a taxable dividend (to the extent of our accumulated or current earnings and profits, if any), then as a tax-free return of capital to the extent of your basis in your Preferred Shares, and thereafter as capital gain;

     o the aggregate tax basis of the Common Shares received by you in exchange for your Preferred Shares will be the same as the aggregate tax basis of the Preferred Shares surrendered in exchange, increased by any taxable amounts realized for accrued and unpaid dividends on the Preferred Shares; and

     o the holding period of the Common Shares received tax free by you in exchange for your Preferred Shares will include the holding period of the Preferred Shares surrendered by you, provided that you held such Preferred Shares as capital assets at the effective time of the exchange. The Common Shares received for accrued and unpaid dividends will have a new holding period commencing on the date of the exchange.

                     CERTAIN SECURITIES LAWS CONSIDERATIONS

     All of the Preferred Shares were issued by us in private transactions that were not registered pursuant to the Securities Act, or any state securities laws. The Common Shares to be issued in the Offer to Exchange are being offered pursuant to an exemption from the registration requirements of the Securities Act under Section 3(a)(9) of the Securities Act. Section 3(a)(9) provides for an exemption from registration for any security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

     When securities are exchanged for other securities of an issuer under
Section 3(a)(9), the securities received in essence assume the character of the exchanged securities for purposes of the Securities Act. Accordingly, so long as you are not an "affiliate" of Z-Tel within the meaning of Rule 144 under the Securities Act, if the Preferred Shares that you are tendering are no longer "restricted securities" within the meaning of Rule 144, then the Common Shares issued to you in the Offer to Exchange will not be "restricted shares" within the meaning of Rule 144 under the Securities Act, and such shares will therefore be freely tradeable by you. However, if you tender Preferred Shares that are "restricted securities" within the meaning of Rule 144, the Common Shares you receive in the Offer to Exchange will not be freely tradeable, and any resale would have to comply with applicable exemptions under the securities laws, including without limitation, the provisions of Rule 144(k). If you are an "affiliate" of Z-Tel within the meaning of Rule 144, your Common Stock received in the Offer to Exchange will be subject to certain provisions of Rule 144, even if the Preferred Shares that you are tendering are no longer deemed to be restricted securities, and therefore the Common Stock received by you will not be freely tradeable.

                       INTERESTS OF DIRECTORS AND OFFICERS

     Our officers, directors, and affiliates who are also holders of Preferred Shares will receive the Offer to Exchange and will be eligible to tender their Preferred Shares on the same basis as any other holder of Preferred Shares. Each of The 1818 Fund and Charles D. Hyman have indicated to us that they currently intend to tender all of their Preferred Shares in the Offer to Ex-change. See "Special Factors Relating to the Offer to Exchange--Special Committee of the Board of Directors" and "Security Ownership of Certain Beneficial Owners and Management."

     We are not otherwise aware of any intention to tender or consideration of tendering Preferred Shares on the part of directors, officers or affiliates. Neither we, nor any subsidiary of ours nor, to the best of our knowledge, any of our directors or executive officers, nor any affiliates of any of the foregoing, had any transactions in Preferred Shares during the 60 business days prior to the date hereof.

                               SECURITY OWNERSHIP

     The following table sets forth as of September 27, 2004 (unless otherwise stated and based on 38,776,343 shares of Common Stock outstanding on that date), the number of shares of our Common Stock, our Series D Preferred Stock, our Series E Preferred Stock and our Series G Preferred Stock beneficially owned by:

     o each person who we know to be a beneficial owner of 5% or more of that class or series of stock (based, in part, upon copies of all Schedules 13D and 13G filed with the SEC);

     o    each of our directors;

     o    each of our Named Executive Officers; and

     o    all executive officers and directors as a group.

     Each share of Series D Preferred Stock is currently convertible by its holder into 1.95 shares of Common Stock, each share of Series E Preferred Stock is currently convertible by its holder into 2.01 shares of Common Stock, and each shares of Series G Preferred Stock is currently convertible by its holder into 113,262 shares of Common Stock. Under the rules of the SEC, beneficial ownership of Preferred Stock constitutes beneficial ownership of the amount of Common Stock into which the shares of Preferred Stock are convertible. Beneficial ownership of Common Stock is shown in the table and the portion of that beneficial ownership traceable to beneficial ownership of Preferred Stock is set forth in the footnotes to the table. Shares of Preferred Stock, shown unconverted, are also shown in the table itself.


                Shares Beneficially Owned and Percentage of Class


                                                 Series D              Series E        Series G           Pro Forma     Pro
                              Common            Preferred            Preferred        Preferred            Common      Forma
Beneficial Owner (1)          Stock       %       Stock        %       Stock      %     Stock      %      Stock (19)      %
------------------------    ----------   -----  ----------   ------- ----------- ---  ---------   ----    -----------  ------
D. Gregory Smith(3)         12,834,566   29.25     416,667    10.48           --    --   28.0     16.35    24,687,830    8.96
Carol Jane Smith(3)          5,500,000   14.32          --       --           --    --     --        --     5,500,000    2.01
G/CJ Investments, L.P.(3)    5,500,000   14.32          --       --           --    --     --        --     5,500,000    2.01
Charles D. Hyman(2)(4)         381,376       *      20,833        *           --    --    1.5         *       978,840       *
Buford H. Ortale(5)          2,249,917    5.76     252,667     6.35           --    --     --        --     8,496,449    3.10
Lawrence C. Tucker(6)       28,717,781   42.79          --       --    4,166,667   100  125.0     73.01   133,047,840   47.00
Brown Brothers Harriman &
   Co.(6)                   28,639,482   42.72          --       --    4,166,667   100  125.0     73.01   132,969,814   46.98
Andrew C. Cowen(2)(7)           76,926       *          --       --           --    --     --        --        76,926       *
John K. Aurell(2)(8)           112,368       *          --       --           --    --     --        --       112,368       *


                                      -43-

                                                 Series D              Series E         Series G           Pro Forma     Pro
                              Common            Preferred            Preferred         Preferred            Common      Forma
Beneficial Owner (1)          Stock       %       Stock        %       Stock       %     Stock      %      Stock (19)      %
------------------------    ----------   -----  ----------   ------- -----------  ---  ---------   ----    -----------  ------

Richard F.LaRoche, Jr.(2)(9)    59,984       *          --        --          --   --      --        --        59,984       *
W. Andrew Krusen, Jr.(2)        16,000       *          --        --          --   --      --        --        16,000       *
Douglas W. Jackson(2)(10)      346,094       *          --        --          --   --      --        --       346,094       *
Frank M. Grillo(2)(11)          52,777       *          --        --          --   --      --        --        52,777       *
Horace J. Davis III(2)(12)     365,277       *          --        --          --   --      --        --       365,277       *
John Tomlijanovic(2)(13)        82,498       *          --                    --   --                --        82,498       *
Michael Slauson(2)(14)         257,753       *          --                    --   --                --       257,753       *
Fulmead            Ventures
Limited(15)                  1,794,359    4.46     250,000      6.29          --   --    10.0      5.84     8,491,216    3.10
Richland      Ventures III,
L.P.(16)                     3,308,860    7.93   1,250,000     27.36          --   --      --        --    34,382,611   12.47
Gramercy Z-Tel LLC(17)       2,250,483    5.53     782,225     19.67          --   --      --        --    21,987,040    7.98
-------------------------------------------------------------------------------------------------------------------------------
All directors and officers  30,468,834   44.35      20,833         *   4,166,667  100   126.5     73.88   135,396,357   47.60
     as a group(18)



*    Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the aggregate number of shares beneficially owned by the individual stockholders and groups of stockholders described above and the percentage ownership of such individuals and groups, shares of common stock subject to convertible securities currently convertible or convertible within 60 days and shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the date of this chart are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of the other stockholders or groups of stockholders.


(2) The stockholder's address is c/o Z-Tel Technologies, Inc., 601 South Harbour Island Boulevard, Suite 220, Tampa, Florida 33602.


(3) D. Gregory Smith and Carol Jane Smith are husband and wife. The number of shares shown for D. Gregory Smith and for Carol Jane Smith each includes all of the shares held by G/ CJ Investments, L.P., a Delaware limited partnership. G/CJ Investments, Inc., a Delaware corporation established and controlled by Mr. and Mrs. Smith, is the sole general partner of G/CJ Investments, L.P. The share amount also includes 2,051,387 shares for Mr. Smith that are deemed to be beneficially owned by him by virtue of certain stock options that are currently exercisable or become exercisable within 60 days and certain stock purchase warrants. The address of D. Gregory Smith, Carol Jane Smith and G/CJ Investments, L.P. is 300 Delaware Avenue, Suite 900, Wilmington, Delaware 19801.


(4) Common Stock includes 153,313 shares deemed beneficially owned by Mr. Hyman by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days and certain stock purchase warrants.


(5) Common Stock includes 402,955 shares deemed beneficially owned by Mr. Ortale by virtue of certain stock purchase warrants. Ownership deemed owned by Mr. Ortale includes shares owned by Sewanee Ventures and the Ortale Family Foundation over which he has investment power. Mr. Ortale's address is 4410 Gerald Place, Nashville, Tennessee 37205.


(6) According to a Schedule 13D dated November 20, 2000, as amended July 12, 2001, August 3, 2001 and August 26, 2004, filed jointly by Brown Brothers Harriman & Co., The 1818 Fund III, L.P., T. Michael Long and Lawrence C. Tucker, each of the joint filers has shared voting and dispositive power with respect to all of the shares shown, except that Mr. Tucker's shares include 78,026 shares deemed beneficially owned by him by virtue of certain stock options currently exercisable or which become exercisable within 60 days. Of the shares of common stock shown for Mr. Tucker and Brown Brothers Harriman & Co., 9,610,116 shares are deemed to be beneficially owned by virtue of certain stock purchase warrants (excluding the 78,026 additional shares beneficially owned by Mr. Tucker). The address of Brown Brothers Harriman & Co., The 1818 Fund III, L.P., T. Michael Long and Lawrence C. Tucker is 140 Broadway, New York, New York 10005.


(7) Common Stock includes 76,926 shares deemed beneficially owed by Mr. Cowen by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.


(8) Common Stock includes 76,095 shares deemed beneficially owned by Mr. Aurell by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.


(9) Common Stock includes 28,049 shares deemed beneficially owned by Mr. LaRoche by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.


(10) Common Stock includes 320,444 shares deemed beneficially owned by Mr. Jackson by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.


(11) Common Stock includes 52,777 shares deemed beneficially owned by Mr. Grillo by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.

(12) Common Stock includes 340,277 shares deemed beneficially owned by Mr. Davis by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.


(13) Common Stock includes 57,498 shares deemed beneficially owned by Mr. Tomljanovic by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.


(14) Common Stock includes 216,944 shares deemed beneficially owned by Mr. Slauson by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days.


(15) This information is derived in part from a Schedule 13D dated February 8, 2000, as amended February 15, 2002, July 9, 2003, February 18, 2004 and September 13, 2004, filed jointly by Professional Holdings Limited, The Mayer Trust, Mutual Trust Management (Jersey) Limited, MTM Trustees Limited, MTM Nominees Limited, MTM Investments Limited, Michael Cordwell and Fulmead Ventures Limited. Each of these parties reports to have shared voting and dispositive power with respect to all of the shares shown. Eduard J. Mayer, beneficiary of The Mayer Trust disclaims beneficial ownership of the shares shown. The common shares shown include 453,947 shares deemed beneficially owned by virtue of certain stock purchase warrants. The address of the foregoing persons is 36 Hilgrove Street, St. Helier, Jersey JE4 8TR Channel Islands.


(16) Of the shares of Common Stock shown, 2,269,736 are deemed to be beneficially owned by virtue of warrants exercisable into shares of our Common Stock. The address of Richland Ventures III, L.P. is 200 31st Avenue North, Suite 200, Nashville, TN 37203.


(17) Of the shares of Common Stock shown, 1,891,446 shares are deemed to be beneficially owned by virtue of warrants exercisable convertible into shares of our Common Stock. The address of Gramercy is c/o Onex Corporation, 161 Bay Street, P.O. Box 700, Toronto, Ontario CANADA M5J 2S1.


(18) Common Stock includes 11,010,738 shares deemed beneficially owned by virtue of certain stock options that are currently exercisable or which become exercisable within 60 days and certain stock purchase warrants.

(19) The pro forma share ownership data presents the effect of the Exchange Offer assuming all of our outstanding Preferred Shares are exchanged for the Exchange Consideration, after giving effect to which we would have no shares of Preferred Stock outstanding.



                       AGREEMENTS INVOLVING OUR SECURITIES

     On November 10, 2000, we entered into a registration rights agreement with The 1818 Fund. Under the registration rights agreement, we agreed that, upon the request of The 1818 Fund, we would file on one occasion a shelf registration statement under the Securities Act registering the resale of (i) all Common Shares issued to The 1818 Fund upon the conversion of the Series E Preferred Stock and Series G Preferred Stock, (ii) all Common Shares issued to The 1818 Fund pursuant to previously issued warrants, and (iii) any other Common Shares otherwise owned by The 1818 Fund. The Registration Rights Agreements also give The 1818 Fund piggyback registration rights with respect to other registrations of Z-Tel's Common Stock. Because The 1818 Fund has not yet exercised its rights under the registration rights agreement, The 1818 Fund will, following the Offer, continue to have the right to request that a shelf registration statement be filed by us.

                   CERTAIN LEGAL MATTERS; REGULATORY APPROVALS

     We are not aware of any license or regulatory permit that appears to be material to our business that might be adversely affected by our repurchase of the Preferred Stock as contemplated herein or of any approval or other action by any government or governmental, administrative, or regulatory authority or agency, domestic or foreign, that would be required for the repurchase of Preferred Stock by us as contemplated herein. Should any such approval or other action be required, we presently contemplate that such approval or other action will be sought. We are unable to predict whether we will be required to delay the acceptance for exchange of or exchange of Preferred Stock tendered pursuant to the Offer to Exchange pending the outcome of any such matter. There can be no assurance that any such approval or other action, if needed, would be obtained or would be obtained without substantial conditions, or that the failure to obtain any such approval or other action might not result in adverse consequences to our business. Our obligations under the Offer to accept for exchange and exchange Preferred Shares are subject to certain conditions. See "The Offer to Exchange--Conditions."

                                FEES AND EXPENSES

     Under the terms of an engagement letter dated July 6, 2004, we paid Morgan Keegan a $50,000 retainer and have agreed to pay Morgan Keegan an additional $25,000 in connection with the delivery of its fairness opinion. We expect that payments to Morgan Keegan for other financial advisory services contemplated by the engagement letter will not exceed $100,000. We have also agreed to reimburse Morgan Keegan for its reasonable out-of-pocket expenses incurred in connection with the engagement, including attorneys' fees, and to indemnify Morgan Keegan and its respective related parties from and against certain liabilities, including liabilities under the federal securities laws.

     We will not pay fees or commissions to any broker, dealer or other person for soliciting tenders of Preferred Stock pursuant to the Offer. We will, however, upon request, reimburse brokers, dealers and commercial banks for customary mailing and handling expenses incurred by such persons in forwarding the Offer to Exchange and related materials to the beneficial owners of Preferred Stock held by any such person as a nominee or in a fiduciary capacity. No broker, dealer, commercial bank or trust company has been authorized to act as our agent for purposes of the Offer.

     We will pay or cause to be paid all stock transfer taxes, if any, on the exchange of Preferred Stock except as otherwise provided in Instruction 6 in the Letter of Transmittal. All fees and expenses attributable to the Offer will be paid by us.

                              INDEPENDENT AUDITORS

     Our annual consolidated financial statements incorporated by reference hereto from our Annual Reports of Form 10-K for the years ended December 31, 2002 and 2003, have been audited by PricewaterhouseCoopers LLP, an independent registered certified public accounting firm, as stated in their reports also incorporated by reference herein.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     We are incorporating by reference into this Offer to Exchange the following documents filed by us with the SEC:

     o Annual Report on Form 10-K for the fiscal year ended December 31, 2003;

     o    Quarterly Report on Form 10-Q for the quarter ended March 31, 2004;

     o    Quarterly Report on Form 10-Q for the quarter ended June 30, 2004;

     o    Quarterly Report on Form 10-Q for the quarter ended June 30, 2004;

     o    Definitive Proxy Statement on Schedule 14A filed on April 29, 2004;

     o Current Report on Form 8-K filed on February 20, 2004 (including amendment filed on same date);

     o    Current Report on Form 8-K filed on May 13, 2004;

     o    Current Report on Form 8-K filed on June 14, 2004;

     o    Current Report on Form 8-K filed on July 2, 2004;

     o    Current Report on Form 8-K filed on August 2, 2004;

     o    Current Report on Form 8-K filed on August 10, 2004;

     o    Current Report on Form 8-K filed on August 26, 2004;

     o    Current Report on Form 8-K filed on September 1, 2004;

     o    Current Report on Form 8-K filed on September 7, 2004;

     o    Current Report on Form 8-KA filed on October 6, 2004;

     o    Current Report on Form 8-K filed on October 12, 2004; and

     o    Current Report on Form 8-K filed on October 13, 2004.

     The information incorporated herein by reference is considered to be part of this Offer to Exchange and later information that we file with the SEC will automatically update and supersede this information.

     You may obtain a copy of these filings at no cost by writing or telephoning us at:

                  Z-Tel Technologies, Inc.
                  Attention:  Andrew L. Graham, Esq.
                  601 South Harbour Island Boulevard,
                  Suite 220, Tampa, Florida  33602
                  (813) 273-6261

                                  MISCELLANEOUS

     We are not aware of any jurisdiction where the making of the Offer is not in compliance with applicable law. If we become aware of any jurisdiction where the making of the Offer is not in compliance with any valid applicable law, we will make a good faith effort to comply with such law. If, after such good faith effort, we cannot comply with such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Preferred Stock residing in such jurisdiction. In any jurisdiction where the securities or blue sky laws of which require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on our behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

     Pursuant to Rule 13e-4 of the General Rules and Regulations under the Exchange Act, we have filed with the SEC an Issuer Tender Offer Statement on Schedule TO that contains additional information with respect to the Offer. Such Schedule TO, including the exhibits and any amendments thereto, may be examined, and copies may be obtained, at the same places and in the same manner as is set forth under the caption "Where You Can Find More Information."

     No person has been authorized to give any information or make any representation on our behalf in connection with the offer other than those contained in this Offer to Exchange or in the Letter of Transmittal. If given or made, such information or representation must not be relied upon as having been authorized by us.

                       WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain further information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Our filings are also available to the public over the Internet at the SEC's website at http://www.sec.gov.

        The Exchange and Information Agent for the Offer to Exchange is:

                                Andrew L. Graham
                                Corporate Counsel
                            Z-Tel Technologies, Inc.
                         601 South Harbour Island Blvd.
                                    Suite 220
                                 Tampa, FL 33602

                            Telephone: (813) 233-4567
                            Facsimile: (813) 233-4623


Additional copies of the Offer to Exchange, the Letter of Transmittal or other tender offer materials may be obtained from the Exchange and Information Agent and will be furnished at our expense. Questions and requests for assistance may be directed to the Exchange and Information Agent as set forth above. Holders also may contact their local broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                                                               Exhibit (a)(1)(B)


                              LETTER OF TRANSMITTAL
                          To Tender Preferred Shares of
      Series D Convertible Preferred Stock (the "Series D Preferred Stock")
    8% Convertible Preferred Stock, Series E (the "Series E Preferred Stock")
           12% Junior Redeemable Convertible Preferred Stock, Series G
 (the "Series G Preferred Stock" and, together with the Series D Preferred Stock and the Series E Preferred Stock, the "Preferred Shares")
                           for shares of common stock
                                       of
                            Z-Tel Technologies, Inc.
                    Pursuant to the Amended Offer to Exchange
                             Dated October 21, 2004
                                       by
                            Z-Tel Technologies, Inc.


--------------------------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P. M., NEW YORK CITY TIME,
                     ON TUESDAY, NOVEMBER 23, 2004, UNLESS
                              THE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

               The Exchange and Information Agent for the Offer is

                                Andrew L. Graham
                                Corporate Counsel
                           Z-Tel Communications, Inc.
                         601 South Harbour Island Blvd.
                                    Suite 220
                                 Tampa, FL 33602

                            Telephone: (813) 233-4567
                            Facsimile: (813) 233-4623

                              --------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. TO THE EXTENT THERE ARE ANY CONFLICTS BETWEEN THE TERMS AND CONDITIONS OF THIS LETTER OF TRANSMITTAL AND THE TERMS AND CONDITIONS OF THE AMENDED OFFER TO EXCHANGE, THE TERMS AND CONDITIONS OF THE AMENDED OFFER TO EXCHANGE SHALL CONTROL.



                                      DESCRIPTION OF PREFERRED SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------
    Name(s) and Addresses(es) of Registered Holder(s)
 (Please fill in, if blank, exactly as name(s) appear(s)         Certificate(s) and Preferred Share(s) Tendered
         on the Preferred Shares Certificate(s))                     (Attach additional list if necessary)
---------------------------------------------------------- -----------------------------------------------------------
                                                                                     Number of
                                                                                 Preferred Shares       Number of
                                                               Certificate        Represented by    Preferred Shares
                                                                Number(s)*        Certificate(s)        Tendered*
---------------------------------------------------------- --------------------- ------------------ ------------------

---------------------------------------------------------- --------------------- ------------------ ------------------

---------------------------------------------------------- --------------------- ------------------ ------------------

---------------------------------------------------------- --------------------- ------------------ ------------------

---------------------------------------------------------- --------------------- ------------------ ------------------

---------------------------------------------------------- --------------------- ------------------ ------------------

---------------------------------------------------------- --------------------- ------------------ ------------------

---------------------------------------------------------- --------------------- ------------------ ------------------

---------------------------------------------------------- --------------------- ------------------ ------------------
                                 Total Preferred
                                     Shares
----------------------------------------------------------------------------------------------------------------------
   * Unless otherwise indicated, it will be assumed that all Preferred Shares represented by any Certificates delivered to the Exchange and Information
     Agent are being tendered. See Instruction 4.
----------------------------------------------------------------------------------------------------------------------


        IF CERTIFICATES HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

         This Letter of Transmittal is to be completed by holders of Preferred Shares of Z-Tel Technologies, Inc., (the "Stockholders") and certificates evidencing its Series D Preferred Stock, Series E Preferred Stock or, Series G Preferred Stock are to be forwarded herewith.

         Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange and Information Agent prior to the Expiration Date (as defined in the Amended Offer to Exchange) must tender their Preferred Shares according to the guaranteed delivery procedures set forth in "The Offer to Exchange - Guaranteed Delivery Procedures" of the Offer to Exchange. See Instruction 2 hereof.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                     PLEASE READ THE INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Z-Tel Technologies, Inc., a Delaware corporation ("Z-Tel"), the above-described Preferred Shares, each in exchange for consideration ("Exchange Consideration"), consisting of shares of Common Stock, $0.01 par value per share (the "Common Shares"), pursuant to and as described in the Amended Offer to Exchange, dated October 21, 2004 (the "Offer to Exchange") and this Letter of Transmittal (which together with the Offer to Exchange constitute the "Offer"). Receipt of the Offer to Exchange is hereby acknowledged.

     Subject to, and effective upon, acceptance for exchange of all or any portion of the Preferred Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Z-Tel all right, title and interest in and to all of the Preferred Shares that are being tendered hereby and irrevocably constitutes and appoints the Exchange and Information Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Preferred Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Preferred Shares, with all accompanying evidences of transfer and authenticity to, or upon the order of Z-Tel, (ii) present such Preferred Shares for transfer on the books of Z-Tel and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Preferred Shares, all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Preferred Shares tendered hereby, that the undersigned owns the Preferred Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Preferred Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for exchange by Z-Tel, Z-Tel will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange and Information Agent or Z-Tel to be necessary or desirable to complete the sale, assignment and transfer of the Preferred Shares tendered.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Exchange, this tender is irrevocable.

     The undersigned understands that the valid tender of the Preferred Shares pursuant to any one of the procedures described in "The Offer to Exchange" of the Offer to Exchange and in the Instructions hereto will constitute a binding agreement between the undersigned and Z-Tel upon the terms and subject to the conditions of the Offer to Exchange (and if the Offer to Exchange is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the Exchange Ratio (as defined in the Offer to Exchange) to be offered in the Offer to Exchange is amended, the Exchange Ratio to be given to the undersigned will be the amended Exchange Ratio notwithstanding the fact that a different Exchange Ratio is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Exchange, Z-Tel may not be required to accept for exchange any of the Preferred Shares tendered hereby.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Consideration exchanged for pursuant to the Offer to Exchange and/or return any certificates for Preferred Shares not tendered or accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Preferred Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Exchange Consideration exchanged for pursuant to the Offer to Exchange and/or return any certificates for Preferred Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Preferred Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" below are both completed, please issue the Exchange Consideration exchanged for pursuant to the Offer to Exchange and/or return any certificates evidencing Preferred Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that Z-Tel has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Preferred Shares from the name of the registered holder thereof if Z-Tel does not accept for exchange any of the Preferred Shares so tendered.

         Dividends on the Preferred Shares accrue at the rate of 8% per annum in the case of the Series D Preferred Stock and the Series E Preferred Stock and 12% per annum in the case of the Series G Preferred Stock. If you exchange your Preferred Shares in the Offer to Exchange, you will forfeit the dividend that has accrued on your Preferred Shares since September 30, 2004, the last payment date for dividends on the Preferred Shares.


---------------------------------------------------------- -- -------------------------------------------------------
              SPECIAL PAYMENT INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
            (See Instructions 1, 5, 6 and 7)                             (See Instructions 1, 5, 6 and 7)

   To be completed ONLY if Certificates for Pre-              To be completed ONLY if Certificates for Preferred
ferred Shares not tendered or not accepted for ex-            Shares not tendered or not accepted for exchange, or
change, or Exchange Consideration if issued pursuant          Consideration if issued pursuant to the to Exchange,
to the Offer Exchange, are to be issued in the name           are to be sent to someone other than the undersigned
of someone other than the undersigned.                        or to the undersigned at an address other than that
                                                              shown above.

Issue:  |_| Exchange Consideration
and/or  |_|  Preferred Stock                                  Mail:  |_|  Exchange Consideration
Certificate(s) to:                                            and/or |_|  Preferred Stock
                                                              Certificate(s) to:

Name________________________________________________          Name__________________________________________________
                       (Please Print)                                                (Please Print)

Address_____________________________________________          Address_______________________________________________

____________________________________________________          ______________________________________________________

____________________________________________________          ______________________________________________________
                                         (Zip Code)                                                       (Zip Code)

____________________________________________________          ______________________________________________________
    (Taxpayer Identification or Social Security No.)             (Taxpayer Identification or Social Security No.)

           (Also Complete Substitute Form W-9)                             (Also Complete Substitute Form W-9)



---------------------------------------------------------- -- -------------------------------------------------------


--------------------------------------------------------------------------------
                                    SIGN HERE
                    (Also Complete Substitute Form W-9 Below)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Signature(s) of Stockholder(s)

Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)


Capacity (Full Title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                     (Include Zip Code)


Area Code and Telephone Number:_________________________________________________

Taxpayer Identification or Social Security Number:______________________________
                                                  (See Substitute Form W-9)


Dated:______________________________

Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.  PLEASE PLACE MEDALLION GUARANTEE BELOW.

Authorized Signature(s):________________________________________________________

Name:___________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)


Name of Firm:___________________________________________________________________
                               (Include Zip Code)


Area Code and Telephone Number:_________________________________________________

Dated:_________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of Preferred Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal; or (b) if such Preferred Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Preferred Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders of Z-Tel in order to participate in the Offer to Exchange. For a stockholder to validly tender Preferred Shares pursuant to the Offer to Exchange, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees and any other required documents, must be received by the Exchange and Information Agent at one of its addresses set forth herein prior to the Expiration Date and certificates for tendered Preferred Shares must be received by the Exchange and Information Agent at one of such addresses prior to the Expiration Date; or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in "The Offer to Exchange - Guaranteed Delivery Procedures" of the Offer to Exchange.

     Stockholders whose certificates for Preferred Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange and Information Agent prior to the Expiration Date may tender their Preferred Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer to Exchange - Guaranteed Delivery Procedures" of the Offer to Exchange.

     Pursuant to such guaranteed delivery procedures, (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Z-Tel, must be received by the Exchange and Information Agent prior to the Expiration Date; and (c) the certificates for all tendered Preferred Shares, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees and any other required documents must be received by the Exchange and Information Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq Stock Market is open for business.

     The signatures on this Letter of Transmittal cover the Preferred Shares tendered hereby.

     THE METHOD OF DELIVERY OF THE PREFERRED SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE PREFERRED SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Preferred Shares for exchange.

     3. Inadequate Space. If the space provided herein is inadequate, the information required under "Description of Preferred Shares Tendered" should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders. If less than all of the Preferred Shares represented by any Certificates delivered to the Exchange and Information Agent herewith are to be tendered hereby, fill in the number of Preferred Shares which are to be tendered in the box entitled "Number of Preferred Shares Tendered." In such case, a new Certificate(s) for the remainder of the Preferred Shares that were evidenced by the old Certificates will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Preferred Shares represented by Certificate(s) delivered to the Exchange and Information Agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Preferred Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Preferred Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Preferred Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s).

     If this Letter of Transmittal or any certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Z-Tel of such person's authority to so act must be submitted.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Preferred Shares evidenced by the Certificate(s) listed and transmitted hereby, or if payment is to be made, or any Certificate(s) not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s), the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates. Signature(s) on such Certificate(s) and such endorsements or instruments of transfer must be guaranteed by an Eligible Institution.

     6. Transfer Taxes. Except as set forth in this Instruction 6, Z-Tel will pay or cause to be paid any transfer taxes required to be paid by it with respect to the transfer and sale of purchased Preferred Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificate(s) for Preferred Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such persons) payable on account of the transfer to such person will not be the responsibility of Z-Tel and may be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted herewith.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If any Exchange Consideration exchanged for any Preferred Shares tendered are to be issued in the name of, and/or Preferred Share certificates for Preferred Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal, and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Exchange and Information Agent at its address or telephone number set forth below. Requests for additional copies of the Offer to Exchange, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange and Information Agent or brokers, dealers, commercial banks and trust companies.

     9. Waiver of Conditions. The conditions of the Offer may be waived by Z-Tel, in whole or in part, at any time or from time to time, at Z-Tel's sole discretion, subject to the terms of the Offer.

     10. Backup Withholding Tax. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer to Exchange, a stockholder surrendering Preferred Shares in the Offer to Exchange must, unless an exemption applies, provide the Exchange and Information Agent with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such stockholder is not subject to backup withholding.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     The stockholder is required to give the Exchange and Information Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Preferred Shares. If the Preferred Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange and Information Agent will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Exchange and Information Agent. However, such amounts will be refunded to such stockholder if a TIN is provided to the Exchange and Information Agent within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Exchange and Information Agent, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     11. Lost or Destroyed Certificates. If any Certificate has been lost or destroyed, the holder should promptly notify the Exchange and Information Agent. The holder will then be instructed as to the procedure to be followed in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificate have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED PREFERRED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

     Under Federal income tax law, a stockholder whose tendered Preferred Shares are accepted for payment is required to provide the Exchange and Information Agent with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his social security number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Exchange and Information Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payments that are made to such stockholder with respect to Preferred Shares exchanged pursuant to the Offer to Exchange may be subject to backup withholding.

     Certain stockholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange and Information Agent. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange and Information Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange and Information Agent is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on any payments that are made to a stockholder with respect to Preferred Shares exchanged pursuant to the Offer to Exchange, the stockholder is required to notify the Exchange and Information Agent of such stockholder's correct taxpayer identification number by completing the form contained herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

What Number to Give the Exchange and Information Agent

     The stockholder is required to give the Exchange and Information Agent the social security number or employer identification number of the record owner of the Preferred Shares. If the Preferred Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange and Information Agent is not provided with a TIN within 60 days, the Exchange and Information Agent will withhold 28% on all payments of the purchase price until a TIN is provided to the Exchange and Information Agent.


                           PAYER'S NAME: [Depositary]

-------------------------------- ---------------------------------------------- --------------------------------------
                                 Part I--PLEASE PROVIDE YOUR TIN IN THE BOX AT   TIN:
                                                                                      -------------------------------
SUBSTITUTE                       RIGHT AND CERTIFY BY SIGNING AND DATING                 Social Security Number
Form W-9                         BELOW.                                             or Employer Identification Number

Department of the                Part II--For Payees exempt from backup
Treasury Internal                withholding, see the enclosed Guidelines for
Revenue Service                  Certification of Taxpayer Identification Number
                                 on Substitute Form W-9 and complete as
Payor's Request                  instructed therein.
for Taxpayer
Identification                   Certification--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Number ("TIN")                   Part III--
and Certification                (1)  The number shown on this form is my correct TIN
                                      (or I am waiting for a number
                                      to be issued to me); and
                                 (2)  I am not subject to backup withholding
                                      because (a) I am exempt from backup
                                      withholding, (b) I have not been notified
                                      by the Internal Revenue Service (the
                                      "IRS") that I am subject to backup
                                      withholding as a result of a failure to
                                      report all interest or dividends or (c)
                                      the IRS has notified me that I am no
                                      longer subject to backup withholding.


                                 SIGNATURE:                                           DATE:                 , 1997
                                            ----------------------------------------        ---------------

-------------------------------- -------------------------------------------------------------------------------------


     Certification Instructions -- You must cross out item (2) of Part III above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2) of Part III. (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR
        TIN.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.


SIGNATURE:                                              DATE:
           -------------------------------------------         -------------